SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[June         ,] 2013

Dear Contract Owners and Shareholders:

We are writing to notify you of a special meeting of shareholders (the “Meeting”) of the funds listed in Exhibit A (each, individually, a “Fund” and collectively, the “Funds”) of Lincoln Variable Insurance Products Trust (“LVIP”). The Meeting will be held on [October 7,] 2013 at [11:00 a.m. Eastern Time], in the offices of LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the Meeting.

The following proposals will be considered and acted upon at the Meeting:

1.	To elect eleven trustees to the Board of Trustees of LVIP;

2.	To approve the use of a manager of managers structure for certain Funds;

3.	To approve the reclassification of investment objective(s) of certain Funds as non-fundamental;

4.	To approve an amended advisory agreement for LVIP SSgA Global Tactical Allocation RPM Fund; and

5.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record who owned shares of a Fund at the close of business on June 13, 2013 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The shares of the Funds of LVIP are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“Lincoln New York”), and other unaffiliated insurance companies that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life, Lincoln New York or other unaffiliated insurance companies, as the record owners of shares of the Funds that are owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts at the Meeting.

If you are a shareholder of record of a Fund as of the close of business on June 13, 2013, you have the right, and are being asked, to direct the persons listed on the enclosed proxy card as to how your shares in a Fund should be voted.

To assist you, a voting instruction form or proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The enclosed voting instruction form or proxy card is being solicited on behalf of the Board of Trustees of LVIP.

We realize that you may not be able to attend the Meeting to provide voting instructions or vote your proxy. However, we do need your voting instructions or your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction form or proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions or proxy by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. If you decide to attend the Meeting, you may revoke your prior voting instructions or proxy and provide voting instructions or your vote in person. The number of shares of each Fund attributable to you will be voted in accordance with your voting instruction form or proxy card.

If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of LVIP,

/s/Jill R. Whitelaw

Jill R. Whitelaw

Secretary

[June     ,] 2013

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on [October 7,] 2013: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-24575.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [OCTOBER 7,] 2013

This Proxy Statement is being furnished to the shareholders of the funds listed in Exhibit A (each, individually, a “Fund” and collectively, the “Funds”) of Lincoln Variable Insurance Products Trust (“LVIP”) in connection with the solicitation of voting instructions and proxies relating to LVIP, by the Board of Trustees of LVIP (the “Board of Trustees” or the “Board”), for a special meeting of shareholders (the “Meeting”) of the Funds to be held at the offices of LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at [11:00 a.m. Eastern Time] on [October 7,] 2013.

The Board is soliciting voting instructions/proxies from its shareholders with respect to the following proposals:

Proposal	Who Votes on the Proposal?
1. To elect eleven trustees (“Trustees”) to the Board of Trustees;	Shareholders of LVIP with shareholders of all Funds voting together.
2. To approve the use of a manager of managers structure for certain Funds;

Shareholders of the following Funds will vote on a Fund by Fund basis:

LVIP BlackRock Inflation Protected Bond Fund

LVIP Mondrian International Value Fund

LVIP SSgA International Index Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

3. To approve the reclassification of the investment objective of certain Funds as non-fundamental; and	Shareholders of the following Funds of LVIP will vote on a Fund by Fund basis: LVIP BlackRock Equity Dividend RPM Fund LVIP Delaware Bond Fund LVIP Delaware Growth and Income Fund

Proposal	Who Votes on the Proposal?

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Protected Profile Conservative Fund*

LVIP Protected Profile Growth Fund*

LVIP Protected Profile Moderate Fund*

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP T. Rowe Price Structured Mid Cap Growth Fund

LVIP UBS Large Cap Growth RPM Fund.

4. To approve an amended advisory agreement for LVIP SSgA Global Tactical Allocation RPM Fund.	Shareholdersof LVIP SSgA Global Tactical Allocation RPM Fund.
5. To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

*Effective August 12, 2013, the names of the Funds shall change to: LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Moderate Fund, and LVIP Managed Risk Profile Growth Fund.

Only shareholders of record who owned shares of a Fund at the close of business on June 13, 2013 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The shares of the Funds of LVIP are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“Lincoln New York”), and other unaffiliated insurance companies that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life, Lincoln New York or other unaffiliated insurance companies, as the record owners of shares of the Funds that are owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts at the Meeting.

If you are a shareholder of record of a Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed proxy card as to how your shares in a Fund should be voted.

To the extent that any shares of a Fund are owned directly by a Fund that operates as a “fund of funds” those shares will be voted directly by the fund of funds in the same proportion as all other votes received from the other holders of the underlying Funds’ shares (so called “echo voting”).

The date of the first mailing of the voting instruction form, proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about [July __,] 2013. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

It is important for you to provide voting instructions or vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposals.

FREQUENTLY ASKED QUESTIONS

Q:        What Proposals am I being asked to vote for in this Proxy Statement?

A:        1)        Election of Trustees. At a meeting of the Board on June 10-11, 2013, the Nominating and Governance Committee of the Board nominated eleven individuals for election or re-election to the Board. Shareholders are asked to elect the nominees to serve as Trustees. If elected, each Trustee will serve until his or her successor is duly elected and qualified or until his or her resignation, death or retirement. It has been several years since a meeting of shareholders was held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting to elect the nominees. Under the Investment Company Act of 1940, as amended, (the “1940 Act”) at least two thirds of the Trustees must be elected by shareholders.

2)        Approval of the Use of Manager of Managers Structure. The following Funds are being requested to approve the use of a manager of managers structure:

LVIP BlackRock Inflation Protected Bond Fund

LVIP Mondrian International Value Fund

LVIP SSgA International Index Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

The foregoing Funds have had a manager of managers structure in place since March 31, 2010 pursuant to an exemptive order (the “Manager of Managers Order”) granted by the Securities and Exchange Commission (“SEC”). The Manager of Managers Order permits LVIP’s investment adviser, Lincoln Investment Advisors Corporation (“LIAC”), subject to certain conditions, including approval of the Board, to: (i) select a new subadviser or additional subadviser for each Fund; (ii) terminate any existing subadviser and/or replace the subadviser; (iii) enter into new sub-advisory agreements and/or materially modify the terms of, or terminate, any existing sub-advisory agreement; and (iv) allocate and reallocate a Fund’s assets among one or more subadvisers, all without shareholder approval. Absent such Manager of Managers Order, shareholder approval would generally be required by Section 15(a) of the 1940 Act to make such subadviser changes. However, LVIP, Lincoln Life and Lincoln New York recently sought and received an order from the SEC for the substitution of shares of certain unaffiliated mutual funds that were used as underlying investment options for variable insurance and variable annuity contracts with shares of the Funds (the “Substitution Order”). The SEC required that, after the date on which a substitution was to occur, the above-listed Funds would not rely on the manager of managers structure until such structure had been approved by shareholders of each of the above-listed Funds. The substitution occurred on May 17, 2013 and in accordance with the Substitution Order, no changes to the management structure of the Funds have occurred since that time, nor are any changes currently contemplated. However, in order to obtain the benefits of the manager of managers structure for each Fund, you are now being asked to approve LVIP’s use of the manager of managers structure.

3)        Reclassification of the Investment Objectives of Certain Funds as Non-Fundamental.

The following Funds each have a “fundamental” investment objective, which means that the investment objective may only be changed with shareholder approval:

LVIP BlackRock Equity Dividend RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Protected Profile Conservative Fund

LVIP Protected Profile Growth Fund

LVIP Protected Profile Moderate Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP T. Rowe Price Structured Mid Cap Growth Fund

LVIP UBS Large Cap Growth RPM Fund

Each Fund’s investment objective is not required to be classified as fundamental, and it has become common in the mutual fund industry to not classify investment objectives as fundamental in order to provide a mutual fund the flexibility to modify its investment objective without the delay and expense associated with seeking shareholder approval. There are no current plans to change any Fund’s current investment objective. If the proposal to re-classify the investment objective as non-fundamental is approved by shareholders, each Fund intends to continue to follow its current investment objective. However, reclassifying each Fund’s investment objective as non-fundamental will allow the Board to make appropriate changes to the investment objective to respond to new developments and changing trends in the market place without the time and expense of seeking shareholder approval.

4)        Approval of an amended advisory agreement for LVIP SSgA Global Tactical Allocation RPM Fund.

At a meeting of the Board on June 10-11, 2013, the Board unanimously approved an amendment to the fee schedule to the investment management agreement (the “Amended Agreement”) between LIAC and LVIP, on behalf of the LVIP SSgA Global Tactical Allocation RPM Fund (the “Fund”). The Amended Agreement would increase the investment advisory fee rate payable by the Fund. Shareholders are asked to approve the Amended Agreement. The increase is intended to bring the investment advisory fee rate to a level LIAC considers appropriate given that it now actively manages a portion of the Fund’s assets. Under the Amended Agreement, the investment advisory fee rate payable by the Fund would increase from 0.25% to 0.40% of the Fund’s average daily net assets. Upon implementation of the new investment advisory fee, LIAC simultaneously will agree to waive its advisory fee by 0.10% to limit the increase in the Fund’s total expenses to only 0.05% through at least April 30, 2015. Even with the change in the investment advisory fee, the Fund’s proposed net expense ratio remains below the Morningstar Peer Group average.

Q:        How do the Trustees recommend that I vote?

A:        The Board of Trustees recommends that you provide voting instructions or vote to approve each proposal applicable to your Fund.

Q:        How do I provide voting instructions or vote my shares?

A:        You may provide voting instructions or vote your shares by the Internet, by mail or by telephone.

Q:        Who will pay for the costs of the preparation, printing and mailing of this Proxy                          Statement?

A:        All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to elect Trustees and the proposal to reclassify the investment objectives of certain Funds as non-fundamental will be borne by LVIP. All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to approve the use of the manager of managers structure and the proposal to increase the investment advisory fees for LVIP SSgA Global Tactical Allocation RPM Fund will be borne by LIAC.

VOTING PROCEDURES

Contract Owners and Shareholders are urged to designate their choices on each of the matters to be acted upon by using one of the following three methods:

BY INTERNET

•	Read the Proxy Statement.
•	Go to the voting link found on your voting instruction form or proxy card, or scan the QR code found on the proxy card.
•	Follow the instructions using your voting instruction form or proxy card as a guide.
•	(Do not mail the voting instruction form or proxy card if you provide voting instructions or vote by Internet.)

BY MAIL

•	Read the Proxy Statement.
•	Date, sign, and return the enclosed voting instruction form or proxy card in the envelope provided, which requires no postage if mailed in the United States.

BY TELEPHONE

•	Read the Proxy Statement.
•	Call the toll-free number found on your voting instruction form or proxy card.
•	Follow the recorded instructions using your voting instruction form or proxy card as a guide.
•	(Do not mail the voting instruction form or proxy card if you provide voting instructions by telephone.)

If you have any questions about the Meeting or anything in this Proxy Statement, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

PROPOSAL 1: ELECTION OF TRUSTEES

(All Funds)

Shareholders of each of the Funds are being asked to elect eleven Trustees to serve on LVIP’s Board of Trustees.

Who are the nominees for Trustee?

The nominees are: Daniel H. Hayes, Steve A. Cobb, Michael D. Coughlin, Nancy L. Frisby, Elizabeth S. Hager, Gary D. Lemon, Ph.D, Thomas A. Leonard, Thomas D. Rath, Pamela J. Salaway, Kenneth G. Stella, and David H. Windley. Seven members of the Board of Trustees were either elected or re-elected at a Special Meeting of Shareholders of LVIP on April 5, 2007 and are standing for re-election and four members of the Board, Mr. Cobb, Mr. Hayes, Mr. Leonard, and Ms. Salaway will stand for election as Trustees for the first time. Mr. Leonard, and Ms. Salaway have been nominated to stand for election but will not join the Board until November 1, 2013 if elected by shareholders. Among the nominees standing for election, Mr. Hayes is an “interested person” of LVIP as that term is defined in the 1940 Act. Mr. Hayes is an interested person of LVIP because he is an officer of Lincoln Life. The remaining nominees would be deemed to be “Independent Trustees” (i.e., Trustees who are not “interested persons” of LVIP).

Under the 1940 Act, generally no person may serve as a Trustee unless that person was elected as a Trustee by the outstanding voting securities of an investment company. However, a new Trustee may be appointed by the existing board members if immediately after such appointment at least two-thirds of the Trustees then holding office have been elected to such office by the holders of the outstanding voting securities at an annual or special meeting of shareholders.

If elected, each nominee will serve as Trustee until his or her successor has been duly elected and qualified for office or until his or her earlier resignation, death or retirement. Trustees shall retire at the end of the calendar year in which the Trustee turns 72 years old. Thus, Ms. Frisby is scheduled to retire at the end of 2013, and Mr. Coughlin will retire at the end of 2014. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The table below provides certain background information for each nominee, including the number of Funds that the nominee oversees.

INFORMATION ON THE NOMINEES

Interested Trustee

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Daniel R. Hayes* Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	76	Lincoln Advisors Trust

*	Daniel R. Hayes, currently Chairman, President and Trustee of LVIP is an interested person of LVIP because he is an officer of Lincoln Life.
†	The term “Fund Complex” includes the 71 Funds of LVIP and 5 Funds of Lincoln Advisors Trust.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	76	Formerly, Director of SPS Commerce (supply chain software provider); Lincoln Advisors Trust

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802	Trustee	Since April 2007	Management Consultant, Owner of Coughlin Associates	76	Merrimack County Savings Bank; New Hampshire Mutual

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

YOB: 1942					Bancorp, MHC; Lincoln Advisors Trust

Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Since April 1992	Retired; Formerly, Senior Vice President and Chief Financial Officer, Desoto Memorial Hospital	76	Lincoln Advisors Trust

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County	76	Lincoln Advisors Trust

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly, Advisory Trustee from November 2004 to February 2006	Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneur-ship; Professor of Economics and Management, DePauw University	76	Lincoln Advisors Trust

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee Nominee	Proposed for Election	Retired; Formerly Partner of Pricewaterhouse Coopers LLP (accounting firm)	76	Alpha 1 Capital since 2011 (hedge fund); Copeland Capital Trust since 2010 (mutual fund); formerly, WT Mutual Fund (2008-2011)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	76	Formerly, Associated Grocers of New England (1997-2011); Lincoln Advisors Trust

Pamela J. Salaway 1300 S. Clinton	Trustee Nominee	Proposed for Election	Retired; Formerly Chief Risk Officer of	76	None

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Street Fort Wayne, IN 46802 YOB: 1957			Bank of Montreal/ Harris Financial Corp. U.S. Operations

Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association, Formerly, President, Indiana Hospital Association	76	St. Vincent Health; Lincoln Advisors Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired, Formerly, Director of Blue & Co., LLC (accounting firm)	76	Lincoln Advisors Trust

**	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.
†	The term “Fund Complex” includes the 71 Funds of LVIP and 5 Funds of Lincoln Advisors Trust.

What is the business background and other qualifications of the nominees?

The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Board of LVIP. The information may assist in your decision on whether to vote in favor of a Trustee’s election. References to the experience and attributes of Trustees are pursuant to requirements of the SEC, and are not holding out the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or the Board.

Steve A. Cobb. Mr. Cobb has served as a Trustee of LVIP and Lincoln Advisors Trust (“LAT”) since 2013. He is currently a Managing Director of CID Capital (“CID”), a private equity firm he joined in 2001. Mr. Cobb is currently a Director of ABC Industries (industrial and mining ventilation products manufacturer), Salon Grafix (consumer hair care products manufacturer), and Matilda Jane (girls clothing manufacturer and marketer). He has previously served as a Director of multiple other private and public companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past Director of several community non-profit organizations, most recently completing a three-year term on the Board of Directors of the Carmel Clay Public Library Foundation. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over 20 years of financial, accounting and business management insight.

Michael D. Coughlin. Mr. Coughlin has served as a Trustee of LVIP since 2007 and of LAT since 2011. Mr. Coughlin previously served as a Director of the Jefferson Pilot Variable Fund, Inc. (“JPVF”) from 1989 to 2007, and as Chairman of JPVF from 2005 to 2007. Mr. Coughlin owns Michael D. Coughlin Associates (General Management Consulting) and previously was President of Concord Litho Company, Inc. from 1985 to 1999. Mr. Coughlin’s background includes Chairman or President roles in a number of companies and charitable organizations. He is currently a Trustee of New Hampshire Mutual Bancorp, MHC and Merrimack County Savings Bank. Through his experience, Mr. Coughlin is qualified to advise the Board in management, financial and investment matters.

Nancy L. Frisby. Ms. Frisby has served as a Trustee of LVIP since 1992 and of LAT since June 2011. Ms. Frisby served as the Senior Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida from 1999 until her retirement in 2007. She previously served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine and the Chief Financial Officer of St. Joseph Medical Center, Fort Wayne, Indiana. Ms. Frisby is a member of the American Institute of Certified Public Accountants and the Indiana CPA Society. She is a former officer of the Fort Wayne Chapter of the Financial Executives Institute, and previously served as Board Chair of the Byron Health Center in Fort Wayne. Ms. Frisby brings leadership and financial insight with over 30 years of financial, accounting and business management experience, and as former Chair of the Audit Committee.

Elizabeth S. Hager. Ms. Hager has served as a Trustee of LVIP since 2007 and of LAT since 2011. She previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice President of Granite United Way until her retirement in 2011. Ms. Hager has also served as a State Representative in the State of New Hampshire for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.

Daniel R. Hayes. Mr. Hayes has served as President and Trustee of LVIP since 2008 and as its Chairman since 2009. He has served as President, Chairman and Trustee of LAT since 2011. Mr. Hayes joined Lincoln Financial Group as Head of Funds Management in 2008. Mr. Hayes also serves as President and Director of LIAC. Mr. Hayes previously served as Senior Vice President with Fidelity Investments, managing Fidelity’s business and relationships with insurance companies. Prior to his employment with Fidelity, Mr. Hayes served as Vice President with Provident Mutual Life Insurance Company and as Vice President with Ameritas Financial. Mr. Hayes brings over twenty years of knowledge and experience in retirement, investment management, insurance, distribution, operations, marketing and business management.

Gary D. Lemon. Dr. Lemon has served as Advisory Trustee of LVIP since 2004 and as a Trustee since 2006. He has served as a Trustee of LAT since 2011. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics at DePauw University. Dr. Lemon currently is the Joseph Percival Allen III University Professor and is the Director of the McDermond Center for Management and Entrepreneurship at DePauw University. He has served on several committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight as the Chair of the Investment Committee.

Thomas A. Leonard. Mr. Leonard is a nominee for Trustee of LVIP and LAT. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008 where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard holds a Certified Public Accountant designation. Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.

Thomas D. Rath. Mr. Rath has served as a Trustee of LVIP since 2007 and of LAT since 2011. He previously served as a Director of the JPVF from 1997 to 2007. Mr. Rath, currently Chairman of Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and Attorney General of the State of New Hampshire. Through his experience, Mr. Rath brings a legal and legislative perspective.

Pamela J. Salaway. Ms. Salaway is a nominee for Trustee of LVIP and LAT. Ms. Salaway retired from the Bank of Montreal/Harris Bancorp in 2010 where she had served as Chief Risk Officer of BMO’s U.S. Operations from 2007 to 2009 and as the Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2000 to 2010. Through her experience, Ms. Salaway provides the Board with risk management and business experience.

Kenneth G. Stella. Mr. Stella has served as a Trustee of LVIP since 1998 and of LAT since June 2011. Mr. Stella is President Emeritus of the Indiana Hospital Association, Indianapolis, Indiana (“Association”). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services. Mr. Stella also serves as a Board Member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the Lead Independent Trustee and Chair of the Nominating and Governance Committee.

David H. Windley. Mr. Windley has served as a Trustee of LVIP since 2004 and of LAT since 2011. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight as Chair of the Audit Committee.

Each Trustee also has familiarity with LVIP, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees.

Do the Nominees for Trustee have an ownership interest in the Funds?

As of May 31, 2013, the dollar range of equity securities owned beneficially by each current Trustee and any new nominee for Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
Daniel R. Hayes	None	None
† The term “Family of Investment Companies” includes the 71 Funds of LVIP and 5 Funds of LAT. Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
Steve A. Cobb*	None	None

Michael D. Coughlin

LVIP Money Market Fund - $10,001 - $50,000

LVIP SSgA S&P 500 Index Fund - $10,001 - $50,000

LVIP SSgA Large Cap 100 Fund - $10,001 - $50,000

LVIP SSgA Small-Mid Cap 200 Fund - $10,001 - $50,000

LVIP SSgA Emerging Markets 100 Fund - $10,001 - $50,000

Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
Nancy L. Frisby

LVIP SSgA Small-Cap Index Fund - $10,001 - $50,000

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - $10,000 - $50,000

LVIP Delaware Special Opportunities Fund - $10,001 - $50,000

LVIP Delaware Social Awareness Fund - $50,001 - $100,000

Over $100,000

Elizabeth S. Hager

LVIP Protected Profile Growth Fund+ - $1 - $10,000

LVIP Protected Profile Moderate Fund+ - $1 - $10,000

LVIP Delaware Growth and Income Fund - $10,001 - $50,000

LVIP UBS Large Cap Growth RPM Fund - $1 - $10,000

LVIP Delaware Social Awareness Fund - $10,001 - $50,000

LVIP Mondrian International Value Fund - $1 - $10,000

$50,001 - $100,000

Gary D. Lemon	LVIP Dimensional/Vanguard Total Bond Fund - $10,001 - $50,000 LVIP Dimensional U.S. Equity RPM Fund - $10,001 - $50,000 LVIP Dimensional Non-U.S. Equity RPM Fund - $10,001 - $50,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
Thomas A. Leonard**	N/A	N/A

Thomas D. Rath

LVIP Mondrian International Value Fund - $50,001 -
$100,000

LVIP Delaware Bond Fund - $10,001 - $50,000

LVIP Baron Growth Opportunities Fund - $50,001 -
$100,000

LVIP MFS Value Fund - $50,001 - $100,000

LVIP Global Income Fund - $10,001 - $50,000

LVIP SSgA Bond Index Fund - $10,001 - $50,00

LVIP SSgA Emerging Markets 100 Fund - $10,001 -
$50,000

LVIP American Growth Fund - $10,001 - $50,000

LVIP Delaware Growth and Income Fund - $1 - $10,000

LVIP SSgA Small-Cap RPM Fund - $1 - $10,000

LVIP T. Rowe Price Growth Stock Fund - $1 - $10,000

LVIP Global Income Fund - $1 - $10,000

LVIP SSgA International Index Fund - $1 - $10,000

LVIP BlackRock Inflation Protected Bond Fund - $1 -
$10,000

Over $100,00

Pamela J. Salaway**	N/A	N/A

Kenneth G. Stella	LVIP Delaware Special Opportunities Fund - $50,001 - $100,000 LVIP Delaware Social Awareness Fund - $50,001 - $100,000	Over $100,000

David H. Windley

LVIP Delaware Special Opportunities Fund - $10,001 - $50,000

LVIP Delaware Social Awareness Fund - $10,001 - $50,000

LVIP BlackRock Equity Dividend RPM Fund - $10,001 - $50,000

LVIP SSgA Large Cap 100 Fund - $10,001 - $50,000

LVIP SSgA Small-Mid Cap 200 Fund - $10,001 - $50,000

Over $100,000

†	The term “Family of Investment Companies” includes the 71 Funds of LVIP and 5 Funds of LAT.

*	Steve A. Cobb was elected to the Board effective January 1, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
**	Thomas A. Leonard and Pamela J. Salaway are Nominees for Trustee and are not currently serving as Trustee.

+	Effective August 12, 2013, the names of the Funds shall change to: LVIP Managed Risk Profile Growth Fund and LVIP Managed Risk Profile Moderate Fund.

What are the responsibilities of the Board of Trustees?

The primary responsibility of the Board is to represent the interests of LVIP’s shareholders and to provide oversight of the management of the Funds. LVIP’s primary day-to-day operations are managed by the investment adviser and other service providers who have been approved by the Board. The Board is currently comprised of nine Trustees, eight of whom (Messrs. Cobb, Coughlin, Lemon, Rath, Stella and Windley and Mesdames Frisby and Hager) are classified under the 1940 Act as “non-interested” persons of LVIP (i.e., the Independent Trustees) and one of whom (Daniel R. Hayes) is classified as an interested person of LVIP (i.e., the Interested Trustee). An Interested Trustee, Mr. Hayes, serves as the Chairperson of the Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between LVIP’s management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Stella currently serves as the Lead Independent Trustee. The Lead Independent Trustee is also the Independent Trustee that is currently serving as the Chairperson of the Nominating and Governance Committee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, LVIP’s other service providers and LVIP’s Chief Compliance Officer. The Board has established three standing committees, Audit, Investment, and Nominating and Governance, and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee LVIP’s activities, review the Funds’ financial statements, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

A description of the composition and responsibilities of the Board committees follows:

Audit Committee. The Board has established an Audit Committee, which is responsible for overseeing the Funds’ financial reporting process on behalf of the Board and for reporting the result of their activities to the Board. The Audit Committee will assist and act as a liaison with the Board in fulfilling the Board’s responsibility to shareholders of LVIP and others relating to oversight of Fund accounting, LVIP’s systems of control, LVIP’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of LVIP. In addition, the Audit Committee oversees LVIP’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee are Independent Trustees: Steve A. Cobb, Nancy L. Frisby, Elizabeth S. Hager, and David H. Windley (Chairman).

Investment Committee. The Board has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Michael D. Coughlin, Gary D. Lemon (Chairman) and Thomas D. Rath.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit B to this Proxy Statement. The current members of the Nominating and Governance Committee are Independent Trustees: Nancy L. Frisby, Elizabeth S. Hager, Kenneth G. Stella (Chairman) and David H. Windley.

Oversight of Risk. As part of its general oversight of LVIP, the Board is involved in the risk oversight of LVIP. The Board/Investment Committee reviews the Funds’ investment performance with the adviser at each of its regularly scheduled quarterly meetings. The Board also reviews fair valuation reports at the quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, LVIP’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee regarding the operation of LVIP’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.

The Board considered the number of Funds in LVIP, LVIP’s total assets and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of LVIP.

How are nominees for Trustees selected?

The Nominating and Governance Committee generally identifies candidates for Board membership through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience and other due diligence as the Committee deems appropriate. In evaluating a candidate, the Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

The Nominating and Governance Committee has not established any specific minimum requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. Rather, the Committee seeks candidates (i) who, in its judgment, are willing and able to contribute to the Board’s oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to LVIP’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46802. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating and Governance Committee

(e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

How often does the Board meet and how are the Independent Trustees compensated?

Frequency of Board Meetings. The following table sets forth information regarding the number of meetings held by the Board and the committees of the Board for LVIP’s most recently completed fiscal year. Each current Trustee who served on the Board during the entirety of LVIP’s last fiscal year attended at least 75% of the Board meetings and of the meetings of committees on which the Trustee served.

	Board	Audit Committee	Investment Committee	Nominating and Governance Committee
LVIP[1]	5	4	4	6

[1]	During the fiscal year ended December 31, 2012

Board Compensation. The following table sets forth the compensation paid to the Independent Trustees by LVIP and by the Fund Complex for the fiscal year ended December 31, 2012. The Interested Trustee is not compensated by LVIP for his service to the Board.

Name of Person, Position	Aggregate Compensation from LVIP	Total Compensation from the Fund Complex†
Steve A. Cobb, Trustee*	N/A	N/A
Michael D. Coughlin, Trustee	$92,459	$92,500
Nancy L. Frisby, Trustee	$98,456	$98,500
Elizabeth S. Hager, Trustee	$92,459	$92,500
Gary D. Lemon, Trustee	$98,456	$98,500
Thomas A. Leonard, Nominee**	N/A	N/A
Thomas D. Rath, Trustee	$87,959	$88,000
Pamela J. Salaway, Nominee**	N/A	N/A
Kenneth G. Stella, Trustee	$102,455	$102,500
David H. Windley, Trustee	$92,459	$92,500
*	Steve A. Cobb was elected to the Board effective January 1, 2013.
**	Thomas A. Leonard and Pamela J. Salaway are Nominees for Trustee and are not currently serving as Trustee.
†	The term “Fund Complex” includes the 71 Funds of LVIP and 5 Funds of LAT.

Who are the officers of LVIP?

The Board appoints officers each year, and from time to time as necessary. The following individuals are executive officers of LVIP: Kevin J. Adamson, Delson R. Campbell, Jeffrey D. Coutts, William P. Flory, Jr., Daniel R. Hayes, David A. Weiss, John (Jack) A. Weston, and Jill R. Whitelaw. Exhibit C includes biographic information and past business experience of each officer.

What is the Board recommending?

The Board is recommending that you provide voting instructions to vote or vote FOR all nominees for Trustee.

What is the required vote to approve Proposal 1?

Approval of the nominees requires the affirmative vote of a plurality of the shares of LVIP represented at the Meeting, which means that the eleven nominees who receive the largest number of properly cast votes will be elected as Trustees.

PROPOSAL 2: APPROVAL OF THE USE OF A MANAGER OF MANAGERS

STRUCTURE FOR CERTAIN FUNDS

(LVIP Blackrock Inflation Protected Bond Fund, LVIP Mondrian International Value

Fund, LVIP SSgA International Index Fund, LVIP SSgA Moderate Structured Allocation

Fund, LVIP SSgA S&P 500 Index Fund, and LVIP SSgA Small-Cap Index Fund)

Shareholders of the above-listed Funds are being asked to approve the use of a manager of managers structure as discussed in more detail below.

Why am I being asked to submit voting instructions on this proposal?

Introduction

LVIP has a Manager of Managers Order from the SEC that permits LVIP’s investment adviser, LIAC, subject to certain conditions, including approval of the Board, to: (i) select a new subadviser or additional subadviser for each Fund; (ii) terminate any existing subadviser and/or replace the subadviser; (iii) enter into new sub-advisory agreements and/or materially modify the terms of, or terminate, any existing sub-advisory agreement; and (iv) allocate and reallocate a Fund’s assets among one or more subadvisers without shareholder approval. Absent such Manager of Managers Order, shareholder approval would generally be required by Section 15(a) of the 1940 Act to make such subadviser changes. Recently, the SEC issued a Substitution Order permitting the substitution of shares of the above listed Funds for shares of other unaffiliated registered investment companies, each of which is currently used as an underlying investment option for certain variable annuity contracts and/or variable life insurance policies (collectively, the “Contracts”) issued by Lincoln Life and Lincoln New York. The SEC required that, following the substitution, each of the Funds listed in this proposal would not rely on the Manager of Managers Order until such time as a majority of that Fund’s shareholders had approved the Fund’s reliance on the Manager of Managers Order. The substitution occurred on May 17, 2013. Shareholders of the above-listed Funds are now being asked to vote to approve the use of a manager of managers structure.

Applicable Law, LIAC’s Use of Sub-Advisers and the Manager of Managers Order

Pursuant to the current investment advisory agreement between LVIP and LIAC, LIAC, serves as each Fund’s investment adviser. As the investment adviser to LVIP, LIAC is responsible for the management of the investment and reinvestment of each Fund’s assets and the administration of the Fund’s affairs, subject to the direction of LVIP’s Board of Trustees and officers. In this regard, LIAC is responsible for making decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and effecting the purchase and sale of such investments in furtherance of each Fund’s objectives and policies. Under the current investment advisory agreement, LIAC may, at its expense, select and contract with one or more investment advisers (“Sub-advisers”) to perform some or all of the services for a Fund for which LIAC is responsible. LIAC, however, continues to have responsibility for all advisory services furnished by any Sub-adviser. For each Fund noted above, LIAC employs a sub-advised strategy where LIAC delegates certain investment advisory duties to one or more Sub-advisers. LIAC: (i) has overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determines the allocation of assets among one or more Sub-advisers; and (iii) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a Sub-adviser.

Ordinarily, the 1940 Act requires shareholders of a mutual fund to approve a new sub-advisory agreement among a fund, its investment adviser and a Sub-adviser before such sub-advisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a Sub-adviser) to a fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change of control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities. Therefore, under normal circumstances, a fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more Sub-advisers, replace an existing Sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing Sub-adviser when that Sub-adviser’s sub-advisory agreement terminates because of an “assignment.”

LVIP has received a Manager of Managers Order that exempts LVIP and LIAC from Section 15 of the 1940 Act and permits LIAC, subject to certain conditions, including approval of the Board, to: (i) select a new Sub-adviser or additional Sub-adviser for each Fund; (ii) terminate any existing Sub-adviser and/or replace the Sub-adviser; (iii) enter into new sub-advisory agreements and/or materially modify the terms of, or terminate, any existing sub-advisory agreement; and (iv) allocate and reallocate a Fund’s assets among one or more Sub-advisers, all without shareholder approval. The Manager of Managers Order is intended to enable the Funds to operate with greater efficiency by allowing LIAC to employ sub-advisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Substitution Order

Shares of the Funds are offered to insurance company separate accounts to fund benefits under the Contracts issued by Lincoln Life and Lincoln New York (each an “Insurance Company”). Each Contract’s prospectus contains provisions reserving the Insurance Company’s right to substitute shares of one underlying mutual fund for shares of another underlying mutual fund already purchased or to be purchased in the future if either of the following occurs: (i) shares of a current underlying mutual fund are no longer available for investment by the separate account; or (ii) in the judgment of the Insurance Company’s management, further investment in such underlying mutual fund is inappropriate in view of the purposes of the Contract. Each Insurance Company’s management has determined that further investment in certain unaffiliated mutual funds is no longer appropriate in view of the purposes of the Contracts. Each Insurance Company exercised its substitution right and sought an order from the SEC pursuant to Section 26(c) of the 1940 Act approving the substitution of shares of certain unaffiliated mutual funds with shares of the Funds (i.e., a Substitution Order). Under the terms of the Substitution Order, the Funds represented that after the date on which the substitution is to occur, none of the Funds would change sub-advisers, add any new sub-adviser, or otherwise rely on the Manager of

Managers Order without first obtaining shareholder approval of the change in Sub-adviser, the new Sub-adviser, or approve the Fund’s ability to rely on the Manager of Managers Order. The SEC issued the Substitution Order on May 14, 2013, and the substitution occurred on May 17, 2013. This means that, since May 17, 2013, LIAC is not able to hire or replace an unaffiliated sub-adviser (or otherwise materially amend a contract with an existing unaffiliated sub-adviser) with respect to the Funds, or reallocate assets among a Fund’s existing sub-advisers, or rely on the Manager of Managers Order, without shareholder approval.

Approval of the Manager of Managers Order

Shareholders of the above-listed Funds are being asked to approve the use of a manager of managers structure. Approval of the manager of managers structure would enable LIAC to once again: (i) select a new Sub-adviser or additional Sub-adviser for each Fund; (ii) terminate any existing Sub-adviser and/or replace the Sub-adviser; (iii) enter into new sub-advisory agreements and/or materially modify the terms of, or terminate, any existing sub-advisory agreement; and (iv) allocate and reallocate a Fund’s assets among one or more Sub-advisers without shareholder approval. Any of the above actions would continue to require approval by a majority of the Board, including a majority of the Trustees who are deemed to be Independent Trustees under the 1940 Act.

No change of Sub-adviser for a Fund currently is contemplated. Nonetheless, regardless of whether shareholders approve the proposal, LIAC and the Board may, at some time in the future, deem it to be in the best interests of a Fund and its shareholders to change the current Sub-adviser or to add a new Sub-adviser. LIAC and the Board believe that the approval of the manager of managers structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new Sub-adviser when LIAC and the Board believe that such appointment would be in the best interests of that Fund and its shareholders; and (2) help a Fund to potentially enhance performance and reduce market risk by permitting LIAC to allocate and reallocate a Fund’s assets among itself and one or more Sub-advisers when LIAC and the Board believe that it would be in the best interests of that Fund and its shareholders —for example, to engage a Sub-adviser with a different investment style if deemed appropriate by LIAC and the Board. Based on the above, the Board is hereby soliciting shareholders to approve the use of the manager of managers structure with respect to each Fund listed above.

Board Considerations and Approval

At a meeting on June 10-11, 2013, the Board, including the Independent Trustees, unanimously approved each of the above Fund’s reimplementation of the manager of managers structure, subject to shareholder approval. The Board believes that it is in the best interests of each Fund’s shareholders to allow LIAC the maximum flexibility to appoint, supervise and replace unaffiliated Sub-advisers, amend sub-advisory agreements with unaffiliated Sub-advisers, and reallocate assets among existing Sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and LIAC have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore by such Fund’s shareholders). If shareholders approve the proposal to reimplement a manager of managers structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a Sub-adviser when the Board and LIAC believe that the appointment would be in the best interests of the Fund and its shareholders.

Although shareholder approval of new sub-advisory agreements, material amendments to existing sub-advisory agreements and the reallocation of assets among existing Sub-advisers is not required under the proposed manager of managers structure, the Board, including a majority of the Independent Trustees, would continue to oversee the Sub-adviser selection process to help ensure that shareholders’ interests are protected whenever LIAC seeks to select a new Sub-adviser, modify a sub-advisory agreement or reallocate a Fund’s assets among existing Sub-advisers. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all sub-advisory agreements, any modifications to existing sub-advisory agreements and all reallocations of assets among existing Sub-advisers. In reviewing new sub-advisory agreements or changes to existing sub-advisory arrangements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the Sub-adviser, the investment performance of the assets managed by the Sub-adviser in the particular style for which a Sub-adviser is sought, as well as the Sub-adviser’s compliance with federal securities laws and regulations.

In determining that the manager of managers structure was in the best interests of each Fund and its shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the reimplementation of the manager of managers structure with respect to the above listed Funds:

(1) A manager of managers structure will enable LIAC to employ Sub-advisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a Fund may invest and the styles in which they are invested;

(2) A manager of managers structure will enable LIAC to reallocate promptly Fund assets among itself and one or more Sub-advisers as needed;

(3) A manager of managers structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new Sub-advisers when the Board and LIAC believe that such appointment would be in the best interests of the Fund and its shareholders;

(4) LIAC would be directly responsible for (i) establishing procedures to monitor a Sub-adviser’s compliance with the Funds’ investment objectives and policies, (ii) analyzing the performance of the Sub-adviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more Sub-advisers;

(5) No Sub-adviser could be appointed, removed or replaced without the Board’s approval; and

(6) The Funds already had in place an existing manager of managers structure and that reapproval is only necessary due to conditions imposed by the SEC granting the Substitution Order.

How does this proposal affect a shareholder’s right to vote on sub-advisory agreements?

If Proposal 2 is approved, LIAC would be permitted to do the following without shareholder approval: (i) select a new subadviser or additional subadviser for each Fund; (ii) terminate any existing subadviser and/or replace the subadviser; (iii) enter into new sub-advisory agreements and/or materially modify the terms of, or terminate, any existing sub-advisory agreement; and (iv) allocate and reallocate a Fund’s assets among one or more subadvisers. In all cases, (i) the Board, including a majority of the Independent Trustees, must approve new or amended sub-advisory agreements; (ii) LIAC’s responsibilities to a Fund would remain unchanged; and (iii) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Sub-advisory agreements with subadvisers that are affiliated with LIAC, if any, would fall outside the provisions of the Manager of Managers Order and remain subject to the shareholder approval requirement.

What is the Board recommending?

The Board is recommending that you provide voting instructions or vote to APPROVE the use of a managers of managers structure.

What is the required vote to approve Proposal 2?

Each Fund listed above will vote separately for Proposal 2 and approval of the proposal for one Fund is not dependent on the approval of the proposal for any other Fund. With respect to each Fund, the proposal must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund that are present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

PROPOSAL 3: APPROVAL OF THE RECLASSIFICATION OF CERTAIN FUNDS’ INVESTMENT OBJECTIVE(S) AS NON-FUNDAMENTAL

(LVIP Blackrock Equity Dividend RPM Fund, LVIP Delaware Bond Fund, LVIP

Delaware Growth and Income Fund, LVIP Delaware Social Awareness Fund, LVIP

Delaware Special Opportunities Fund, LVIP Mondrian International Value Fund, LVIP

Money Market Fund, LVIP Protected Profile Conservative Fund, LVIP Protected Profile

Growth Fund, LVIP Protected Profile Moderate Fund, LVIP SSgA Global Tactical

Allocation RPM Fund, LVIP T. Rowe Price Structured Mid Cap Growth Fund, and LVIP

UBS Large Cap Growth RPM Fund)

Shareholders of the above-listed Funds are being asked to approve the reclassification of their respective Fund’s investment objective as non-fundamental (i.e., grant the Board the ability to change the investment objective without shareholder approval).

Why am I being asked to submit voting instructions on this proposal?

The investment objective of each of the above Funds is fundamental; therefore, any change to it requires shareholder approval. The investment objectives of the Funds are not required to be classified as fundamental, and it has become common in the mutual fund industry to not classify investment objectives as fundamental in order to provide a mutual fund the flexibility to modify its investment objective without the delay and expenses associated with seeking shareholder approval. There are no plans to change each Fund’s current investment objective, if the proposal to reclassify the investment objective as non-fundamental is approved by shareholders. The current investment objective for each Fund is set forth in the table below.

Name of Fund	Current Fundamental Investment Objective
LVIP BlackRock Equity Dividend RPM Fund	The investment objective of the LVIP BlackRock Equity Dividend RPM Fund is to seek reasonable income by investing primarily in income-producing equity securities.
LVIP Delaware Bond Fund	The investment objective of the LVIP Delaware Bond Fund is maximum current income (yield) consistent with a prudent investment strategy.
LVIP Delaware Growth and Income Fund	The investment objective of the LVIP Delaware Growth and Income Fund is to maximize long-term capital appreciation.
LVIP Delaware Social Awareness Fund	The investment objective of the LVIP Delaware Social Awareness Fund is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
LVIP Delaware Special Opportunities Fund	The investment objective of the LVIP Delaware Special Opportunities Fund is to maximize long-term capital appreciation (as measured by the change in the value of Fund

Name of Fund	Current Fundamental Investment Objective
shares over a period of three years or longer).
LVIP Mondrian International Value Fund	The investment objective of the LVIP Mondrian International Value Fund is long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
LVIP Money Market Fund	The investment objective of the LVIP Money Market Fund is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
LVIP Protected Profile Conservative Fund*	The investment objective of the LVIP Protected Profile Conservative Fund, formerly the LVIP Conservative Profile Fund, is to seek a high level of current income with some consideration given to growth of capital.
LVIP Protected Profile Growth Fund*	The investment objective of the LVIP Protected Profile Growth Fund, formerly the LVIP Moderately Aggressive Profile Fund, is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
LVIP Protected Profile Moderate Fund*	The investment objective of the LVIP Protected Profile Moderate Fund, formerly the LVIP Moderate Profile Fund, is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
LVIP SSgA Global Tactical Allocation RPM Fund	The investment objective of the LVIP SSgA Global Tactical Allocation RPM Fund is to seek long-term growth of capital. Current income is not a consideration.
LVIP T. Rowe Price Structured Mid Cap Growth Fund	The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund is to maximize the value of your shares (capital appreciation).
LVIP UBS Large Cap Growth RPM Fund	The investment objective of the LVIP UBS Large Cap Growth RPM Fund is long-term growth of capital in a manner consistent with the preservation of capital.
*Effective	August 12, 2013, the names of the Funds shall change to: LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Moderate Fund, and LVIP Managed Risk Profile Growth Fund.

How will reclassifying a Fund’s investment objective as non-fundamental benefit my Fund?

Changing the Funds’ investment objectives to non-fundamental will provide the Board with greater flexibility to make appropriate changes to the investment objective to respond to new developments and changing trends in the market place without the time and expense of seeking a shareholder vote. In the event the Board were to change a Fund’s investment objective, shareholders would receive at least 60 days advance notice prior to the change being implemented.

What is the Board recommending?

The Board is recommending that you provide voting instruction to APPROVE reclassifying the above-listed Funds’ investment objectives as non-fundamental.

What is the required vote to approve Proposal 3?

Each Fund listed above will vote separately for Proposal 3 and approval of the proposal for one Fund is not dependent on the approval of the proposal for any other Fund. With respect to each Fund, the proposal must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, which means the affirmative vote of the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

PROPOSAL 4: APPROVAL OF AN AMENDED ADVISORY AGREEMENT

(LVIP SSgA Global Tactical Allocation RPM Fund)

Why am I being asked to submit voting instructions on this proposal?

Rationale for Amending the Advisory Agreement

Initially, the Fund operated strictly as a fund of funds – meaning substantially all of the Fund’s assets were invested in other mutual funds (“underlying funds”). The Fund’s investment strategy was to allocate a large percentage of assets to underlying funds that invest in equity securities (stocks) and a smaller percentage of assets to underlying funds that invest in domestic fixed income securities (bonds). As investment adviser, LIAC was responsible for the investment decisions affecting the Fund, but delegated the day-to-day portfolio management to SSgA Funds Management, Inc. (“SSgA”). As the Fund’s sub-adviser, SSgA was responsible implementation of their tactical investment strategy. Pursuant to its asset allocation strategy, SSgA starts with strategic weightings to various asset classes, and then actively manages exposures to certain asset classes that, in SSgA’s view, may have become mispriced in order to take advantage shorter term opportunities in the market.

In June 2012, LIAC proposed to implement an actively managed risk portfolio management strategy “RPM strategy” that seeks to stabilize the risk level in the Fund in all market environments. The RPM strategy reduces Fund shareholders’ exposure to the dramatic swings in market volatility that are common in global capital markets. Further, LIAC believes that continual risk management is beneficial to as it is designed to reduce the probability of large declines in account value when equity markets fall sharply. Following a thorough review of the RPM strategy, the Board approved restructuring the Fund by implementing the RPM strategy to be managed directly by LIAC.

Effective September 28, 2012, LIAC has full discretion of up to 20% of the Fund’s assets from which to employ the RPM strategy. LIAC actively employs the RPM strategy by selecting individual futures contracts on equity indices of U.S. and foreign markets, as appropriate, that it believes will most effectively manage the risk of the equity exposure in the Fund. On a daily basis, LIAC adjusts the level of the futures contracts to manage the overall net risk level of the Fund. This is achieved by LIAC selling (short) and buying (long) positions based upon the Funds current risk level relative to its risk budget. Futures contracts can be purchased or sold by LIAC for less than their contract value, allowing an efficient use of Fund’s assets for the RPM strategy. As a result, in addition to mutual funds, the Fund now invests directly in exchange-traded futures. Since adding the RPM strategy Fund assets have grown substantially, which LIAC believes is due in part to investors seeking the benefits of the RPM strategy.

Currently, a substantial portion of the Fund’s investment advisory fee is paid by LIAC to SSgA for its investment and asset allocation services. The amendment in the Fund’s investment advisory fee rate is intended to bring the fee rate to a level LIAC considers appropriate given LIAC’s more involved role in the active management of the Fund on a daily basis. The new fee would recognize the significant advisory functions performed by LIAC in actively managing the RPM strategy, such as futures trading, collateral management, volatility forecasting and risk budgeting. It also recognizes that in managing the RPM strategy LIAC incurs material expenses. Even with the change in the investment advisory fee, the Fund’s proposed net expense ratio remains below the Morningstar Peer Group average.

The only change proposed to be made to the Amended Agreement would be the advisory fee level. The Amended Agreement would require LIAC to provide the same services it provides under the current investment management agreement dated April 30, 2007, as amended (the “Current Agreement”).

Proposed Change to Investment Advisory Fee Rate

Under the Current Agreement, the Fund pays LIAC an investment advisory fee of 0.25% of the Fund’s average daily net assets. Under the Amended Agreement, the investment advisory fee rate would be 0.40% of the Fund’s average daily net assets. However, LIAC has also proposed to the Board that, upon implementation of the new investment advisory fee, LIAC will waive 0.10% of the fee to limit the increase in the Fund’s total expenses to only 0.05%. The advisory fee waiver is contractual and will continue through at least April 30, 2015. It cannot be terminated before that date without the mutual agreement of LVIP’s Board and LIAC.

The following tables show current and pro-forma fee information. The pro-forma information reflects the proposed change in the Fund’s investment advisory fee and the advisory fee waiver. The table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.

Current Fees

	Standard Class	Service Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%	0.25%

Distribution and/or Service (12b-1) fees	None	0.25%

Other Expenses	0.05%	0.05%

Acquired Fund Fees and Expenses (AFFE)	0.32%	0.32%

Total Annual Fund Operating Expenses (including AFFE)	0.62%	0.87%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$63	$199	$346	$774

Service Class	$89	$278	$482	$1,073

Pro Forma Fees

	Standard Class	Service Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%

Distribution and/or Service (12b-1) fees	None	0.25%

Other Expenses	0.05%	0.05%

Acquired Fund Fees and Expenses (AFFE)	0.32%	0.32%

Total Annual Fund Operating Expenses (including AFFE)	0.77%	1.02%

Less Fee Waiver[1]	0.10%	0.10%

Net Expenses (After Fee Waiver)	0.67%	0.92%

[1]

LIAC has contractually agreed to waive 0.10% of the Fund’s advisory fee. The agreement will continue through at least April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s Board and LIAC.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$68	$236	$418	$945

Service Class	$94	$315	$554	$1,239

The following chart provides a comparison of the aggregate amount actually paid by the Fund to LIAC during the fiscal year ended December 31, 2012 under the Current Agreement and the amount that would have been paid during the fiscal year ended December 31, 2012 under the Amended Agreement if that agreement had been in effect. It also shows the amount that would have been paid if the Amended Agreement with the fee waiver of .10% had been in effect.

Column 1:	Column 2:	Column 3:	Column 4:
Advisory Fees Paid During Fiscal Year Ended December 31, 2012	Advisory Fees that Would Have Been Paid During Fiscal Year Ended December 31, 2012 under Amended Agreement	Difference between Column 1 and Column 2 (% Increase)	Difference between Column 1 and Column 2 under Amended Agreement and Fee Waiver* (% Increase)
$951,066	$1,523,414	60.2%	20%

*Of the $1,523,414, LIAC would have waived $380,853 pursuant to the fee waiver. Thus, LIAC would have received $1,142,644 in advisory fees during 2012 had the proposed investment advisory fee and fee waiver been in effect.

Terms of the Amended Agreement

The form of the Amended Agreement and the Current Agreement are included as Exhibit D to this Proxy Statement and the description of terms of the Amended Agreement in this section is qualified in its entirety by reference to Exhibit D. Except for the proposed increase in the investment advisory fee for the Fund, the terms of the Current Agreement and the Amended Agreement are identical. LIAC has represented to the Board that the level of advisory services currently being provided to the Fund will remain at least the same under the Amended Agreement.

If approved by Shareholders, the Amended Agreement will become effective on or about [November 1], 2013 and, unless sooner terminated, will continue in effect until September 30, 2014. The Amended Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Amended Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Description of Services Provided Under the Current and Amended Agreements

As stated above, the Current Agreement and the Amended Agreement for the Fund are identical except with respect to the proposed increase in the investment advisory fee. As a result, the nature and extent of services to be provided to the Fund would be the same under the Amended Agreement as those provided under the Current Agreement.

LIAC is primarily responsible for investment decisions affecting each of the funds under its management. For some funds, LIAC has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund’s investment objectives and places orders on behalf of that fund to effect those decisions. With respect to the funds that are sub-advised, LIAC provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.

The Current Agreement was last approved by shareholders with respect to Fund on April 5, 2007 in connection with the merger of Lincoln National Corporation (“LNC”) and Jefferson-Pilot Corporation and most recently renewed by the Board at a meeting held on September 10, 2012.

Board Considerations and Approval

On June 10 and 11, 2013, the Board of Trustees of LVIP met to consider, among other things, the approval of the Amended Agreement between LVIP and LIAC as investment adviser to the Fund, a series of LVIP.

The Independent Trustees reported that they had met in executive session with their independent legal counsel and reviewed materials provided by LIAC and Lincoln Life prior to the meeting. In addition, the Independent Trustees were advised by their independent legal counsel of their fiduciary duties pertaining to approval of an investment advisory agreement and the factors that they should consider in evaluating such an agreement. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the estimated profitability and/or financial condition of LIAC and compliance and regulatory matters.

Based upon the findings and recommendations of the Independent Trustees, the Board concluded that it was in the best interests of the Fund to approve the Amended Agreement. In reaching this conclusion for the Fund, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below.

Nature, Quality and Extent of Services. In considering the approval of the Amended Agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources, and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, the personnel providing the investment management services and compliance staff, regulatory and compliance matters. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and on-site compliance reviews. The Board considered that in September 2012, LIAC had implemented an actively managed RPM strategy for the Fund. Pursuant to this strategy, LIAC, with respect to 0–20% of the Fund’s assets, actively manages the Fund’s exposure to equity market risk primarily through investment in exchange-traded futures contracts and that SSgA, the Fund’s sub-adviser, manages the remaining 80–100% of the Fund’s assets according to the investment mandate. The Board recognized the advisory functions performed in managing the RPM strategy, such as trading futures and RPM modeling and that LIAC incurs expenses in performing these functions. The Board also considered that Lincoln Life provides administrative services for the Fund as it does for the other funds of LVIP under a separate administration agreement and that certain personnel of Lincoln Life also provide services to the Fund on behalf of LIAC. Based on this information, the Board concluded that the services provided by LIAC were acceptable.

Investment Results. The Board reviewed the Fund’s performance compared to the Lipper Mixed Asset Target Allocation Moderate peer group provided by LIAC for the 1 and 3 year periods ended March 31, 2013. The Board noted that SSgA became the Fund’s sub-adviser in August 2010, at which time the Fund also changed strategies. The Board noted that the Fund had provided a positive return on an absolute basis, although had underperformed the peer group on a relative basis for the 1 and 3 year periods. The Board considered LIAC’s explanation for the relative underperformance, specifically that the peer group did not include funds managed for volatility as the Fund is.

Advisory Fee. The Board reviewed the proposed investment management fee of 0.40% and compared it to the average and median management fee of the Morningstar US Insurance Fund Moderate Allocation Fund peer group provided by LIAC (“peer group”). The Board noted that the proposed fee was above the median and within range of the average management fee of the peer group. The Board also considered that LIAC had proposed an advisory fee waiver of 0.10% through April 30, 2015 that would bring the effective investment management fee below the average and within range of the median management fee of the peer group. The Board considered management’s representation that the proposed investment advisory fee was intended to reflect LIAC’s advisory functions in actively managing the RPM strategy. The Board also considered that LIAC pays SSgA, the Fund’s sub-advisor, a sub advisory fee of 0.15% on the first $200 million of the assets managed by the sub-adviser and 0.10% thereafter which was a higher sub-advisory fee than when the Fund was originally structured (the prior sub-advisory fee was 0.08% on the first $500 million of all assets managed by the sub-adviser with declining break points on additional assets). The Board concluded that the Fund’s increased management fee was reasonable, in light of the nature, quality and extent of services provided by LIAC.

Profitability and Economies of Scale. The Board also reviewed the estimated pro forma profitability analysis to LIAC with respect to the Fund’s proposed advisory fee increase and considered information on the proposed revenues to be received by LIAC under the Amended Agreement and the estimated direct and indirect allocated costs. The Board concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Based on the level of the advisory fee and the advisory fee waiver agreed to through April 30, 2015, the Board concluded that economies of scale were appropriately shared with investors.

Ancillary Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC and Lincoln as to any such benefits. Lincoln Insurance Companies receive and retain 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc. (“LFD”), which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from Lincoln Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Fund when it bargains together with the Fund for certain services. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received. The Board concluded that such benefits were consistent with approval of the Amended Agreement.

What is the Board recommending?

The Board is recommending that you provide voting instruction to APPROVE the Amended Agreement.

What is the required vote to approve Proposal 4?

The proposal must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, which means the affirmative vote of the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

The number of shares of the Funds that were outstanding as of the Record Date is listed in the table in Exhibit E. Contract Owners that had an Account allocated to a Fund as of the Record Date are entitled to instruct Lincoln Life, Lincoln New York, or an unaffiliated insurance company, as appropriate, on the manner in which to vote LVIP shares attributable to their variable annuity contract or variable life insurance policy at the Meeting. Record Date shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

To the knowledge of LVIP, as of the Record Date, no person, except as set forth in the table at Exhibit F, owned of record 5% or more of the outstanding shares of any class of any Fund. To the knowledge of LVIP, as of the Record Date, no person, except as set forth in the table at Exhibit G, beneficially owned more than 5% of any class of any of the Funds’ outstanding shares. On the Record Date, no Trustee or executive officer of LVIP owned any separate account units attributable to more than one percent of the assets of any class of any Fund.

Voting Information

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of LVIP, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. LVIP will engage a third-party vendor to solicit proxies from Contract Owners or shareholders for an approximate fee, including out-of-pocket expenses, ranging between $[            ] and $[            ].

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to elect Trustees and the proposal to reclassify the investment objectives of certain Funds as non-fundamental will be borne by LVIP. All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to approve the manager of managers structure and the proposal to increase the investment advisory fees of LVIP SSgA Global Tactical Allocation RPM Fund will be borne by LIAC.

At the Meeting, Lincoln Life, Lincoln New York and any other unaffiliated insurance company will vote each Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an Insurance Company how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing Lincoln Life, Lincoln New York or an unaffiliated insurance how to vote is determined as one vote for each $100 of cash value. To the extent that any Fund shares are owned directly by a Fund that operates as a “fund of funds,” such fund of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the underlying Funds’ shares.

Lincoln Life, Lincoln New York and any other unaffiliated insurance companies will vote each Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to such Fund even if only a small number of Contract Owners provide voting instructions. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the proposals considered at the Meeting.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR each proposal referred to in this Proxy Statement.

Revocation of Voting Instructions and Proxies.

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of LVIP (at the address of LVIP provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Secretary of LVIP (at the address of LVIP provided on the cover page of this Proxy Statement) expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement. For Proposal 1 the holders of 33 1/3% of the outstanding shares of LVIP, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. For Proposals 2, 3, and 4 the holders of 33 1/3% of the outstanding shares of the affected Fund on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. Shares that are subject to “echo” voting by Lincoln Life, Lincoln New York and any other unaffiliated insurance company will be counted for purposes of determining quorum.

Votes Necessary to Approve Proposals

Approval of Proposal 1 (election of Trustees) requires the affirmative vote of a plurality of the shares of LVIP represented at the Meeting, which means that the eleven nominees who receive the largest number of properly cast votes will be elected as Trustees.

Approval of Proposals 2, 3, and 4 requires the affirmative vote of a “majority of the outstanding voting securities.” For purposes of this requirement, “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. For Proposal 1, shares of LVIP will vote together and will not be voted on a Fund by Fund basis. For Proposals 2, 3, and 4 shares will be voted on a Fund by Fund basis by the affected Funds.

Effect of Abstentions and Broker Non-Votes

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will effectively be a vote against Proposals 2, 3, and 4 for which the required vote is a percentage of the outstanding voting securities, and will have no effect on Proposal 1 or any proposal to adjourn the Meeting.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the proposals and the proposals are the only items being submitted to shareholders for approval at the Meeting, LVIP does not expect there to be any broker non-votes on the proposals.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to LVIP or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life, Lincoln New York and any other unaffiliated companies intend to vote each Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the proposals) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Bylaws of LVIP, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. LVIP is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or LVIP’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of LVIP at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or any Unaffiliated Provider or the Secretary of LVIP.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP, c/o The Lincoln National Insurance Company at P. O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, LVIP management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Independent Registered Public Accounting Firm

At a meeting held on March 5, 2013, the Audit Committee of LVIP recommended the appointment and the Board, including all of the Independent Trustees, selected Ernst & Young LLP (“E&Y”), One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm of LVIP for the fiscal year ending December 31, 2013. In addition to the audits of LVIP’s financial statements, other services provided by E&Y include: review of annual reports and registration statements filed with the

SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

The Audit Committee must pre-approve all audit, audit related and non-audit services provided by E&Y prior to the commencement of any such engagement. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Furthermore, pre-approval fee levels or budgeted amounts for all services to be provided by E&Y are approved annually by the Audit Committee. Any proposed services exceeding pre-approved levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee monitors the audit services engagements, as necessary, and will also pre-approve any necessary changes in terms, conditions, and fees resulting from changes in audit scope, fee structure, or other items. The Chief Accounting Officer provides information on the annual audit services engagement terms and fees to the Audit Committee at the first regular meeting of the Audit Committee each year.

Representatives of E&Y are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring E&Y’s presence, such as to respond to appropriate questions.

The following are the respective fees incurred by LVIP for the prior two years in connection with the services provided by E&Y with respect to the operations and financial reporting of LVIP:

	Fees Billed for Services Rendered to LVIP for the Fiscal year Ended December 31, 2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended December 31, 2012, Pursuant to Waiver of Pre-Approval Request	Fees Billed for Services Rendered to LVIP for the Fiscal year Ended December 31, 2011	Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended December 31, 2011, Pursuant to Waiver of Pre-Approval Request
Audit Fees[1]	$1,283,600	N/A	$1,144,008	N/A
Audit-Related Fees[2]	$60,060	0%	$58,660	0%
Tax Fees[3]	$161,060	0%	$74,195	0%
All Other Fees	$0	0%	$0	0%
Aggregate Non- Audit Fees[4]	$778,110	0%	$690,799	0%
Totals	$2,228,830	0%	$1,967,662	0%

[1]	Audit fees includes fees associated with the annual audit and filings of LVIP’s Form N-1A and Form N-SAR.
[2]	Audit-related services were comprised of a review of LVIP’s semi-annual reports to shareholders.
[3]	Aggregate fees for tax services include, tax compliance, tax advice and tax planning.

[4]

Aggregate non-audit fees billed by LVIP’s accountant for services rendered to LVIP, LVIP’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to LVIP.

Investment Adviser

LIAC is located at One Granite Place, Concord, New Hampshire 03301. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of LNC. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.

The principal executive officer of LIAC is Daniel R. Hayes. The names, addresses and principal occupations of the directors of LIAC are set forth in Exhibit H.

Mr. Hayes also serves as the President, Chairman of the Board and a Trustee of LVIP. Mr. Hayes and other officers of LVIP are deemed “interested persons” of LVIP because of their positions with LIAC and/or Lincoln Life. The names and principal occupations of the interested persons of LVIP are shown in Exhibit C.

LIAC currently manages other funds having similar risk management strategies to the LVIP SSgA Global Tactical Allocation Fund. A list of these comparable funds are shown in Exhibit I.

Principal Underwriter and Distributor

LFD, is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of LIAC. For the fiscal year ended December 31, 2012, LFD received no compensation from LVIP other than Rule 12b-1 Plan payments. The total amount of Rule 12b-1 Fees paid by the Service Class shares of the Funds was approximately $47,459,089 for the fiscal year ended December 31, 2012. The 12b-1 Fees paid by the Service Class were used for compensation to broker-dealers and sales personnel, for printing and mailing of prospectuses to other than current shareholders, and for other distribution-related expenses.

Administrator

Lincoln Life is located at 1300 S. Clinton St., Fort Wayne, Indiana 46802 and is an affiliate of LIAC. Lincoln Life provides various administrative services necessary for the operation of LVIP. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. For 2012, LVIP paid Lincoln Life a monthly fee of .008% of the average daily net assets of each fund during the month. For providing these administrative services for fiscal year 2012, LVIP paid Lincoln Life $2,405,571. Effective January 1, 2013, LVIP is reimbursing Lincoln Life for the cost of administrative, internal legal, and corporate secretary services.

Broker-Dealers Affiliated with LIAC

LIAC has the following affiliated brokers: Lincoln Financial Advisors Corporation, Lincoln Financial Investment Services Company, Lincoln Financial Distributors, Inc., and Lincoln Financial Securities Corporation. The Funds do not trade securities through any broker affiliated with LIAC and as a result, the Funds did not pay any brokerage commissions to these brokers for the fiscal year ended December 31, 2012.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a Fund shareholder of record, unless a Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact LVIP by calling 1-800-454-6265 or if using regular mail, by writing to LVIP at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to LVIP at 1300 S. Clinton St., Fort Wayne, Indiana 46802. LVIP will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of each Fund of LVIP without charge, by calling LVIP at 1-800-454-6265 or by calling or if using regular mail, by writing to LVIP at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to LVIP at 1300 S. Clinton St., Fort Wayne, Indiana 46802. You can also access the Annual Reports and Semi-Annual Reports at:

https://www.lincolnfinancial.com/LincolnPageServer?LFGPage=/lfg/lfgclient/fprod/ann/varann/index.html&LFGContentID=/lfg/acf/prd/vip/stdclass&cid=lvip

EXHIBIT A

FUNDS OF LVIP

Lincoln Variable Insurance Products Trust

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP American Preservation Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth-Income Fund

LVIP American Growth Fund

LVIP American International Fund

LVIP Protected American Balanced Allocation Fund*

LVIP Protected American Growth Allocation Fund*

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP Blackrock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Growth & Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional Non-U.S. Equity RPM Fund

LVIP Dimensional U.S. Equity RPM Fund

LVIP Global Income Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP RPM VIP Contrafund® Portfolio

LVIP RPM BlackRock Global Allocation V.I. Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

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LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small Cap Index Fund

LVIP SSgA Small Cap RPM Fund

LVIP SSgA Small-Mid Cap 200 Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP UBS Large Cap Growth RPM Fund

LVIP Protected Profile Conservative Fund*

LVIP Protected Profile Moderate Fund*

LVIP Protected Profile Growth Fund*

LVIP Protected Profile 2010 Fund*

LVIP Protected Profile 2020 Fund*

LVIP Protected Profile 2030 Fund*

LVIP Protected Profile 2040 Fund*

LVIP Protected Profile 2050 Fund*

*Effective August 12, 2013, the name of the Funds shall be as follows:

LVIP Managed Risk American Balanced Allocation Fund

LVIP Managed Risk American Growth Allocation Fund

LVIP Managed Risk Profile Conservative Fund

LVIP Managed Risk Profile Growth Fund

LVIP Managed Risk Profile Moderate Fund

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

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EXHIBIT B

LVIP AND LAT NOMINATING AND GOVERNANCE COMMITTEES’ CHARTER

Membership

The Nominating and Governance Committees of the Lincoln Variable Insurance Products Trust (“LVIPT”) and the Lincoln Advisors Trust (“LAT”) (collectively, “Committees”) shall be composed entirely of independent trustees.

Nominating Functions

1.

Each Committee shall identify and nominate individuals to serve as independent trustees on the Board of Trustees. The nomination of independent trustees shall be by vote of a majority of each Committee and the nomination of interested trustees shall be by vote of a majority of the Board.

2.

Each Committee will independently evaluate candidates for Board membership. Suggestions for candidates may be submitted in writing to each Committee, although the Committee, at its discretion, may or may not choose to consider such candidate(s) for Board membership. Each Committee will accept shareholder recommendations for nomination to each Board. Shareholders who wish to submit recommendations for nominations to a Board must submit their recommendations in writing to the applicable Committee. Shareholders should include appropriate information on the background and qualifications of any person recommended to each Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

3.	Each Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

4.

Each Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Each Committee shall review and recommend any appropriate changes in compensation for trustees, independent chair, and all committee chairs to the Board.

Committee Functions

1.	Each Committee shall make nominations for membership on all committees, committee chairs, and lead independent trustee or independent chair and shall review all of these assignments at least annually.

2.

Each Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. Each Committee shall make recommendations for committee chairs and the

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lead independent trustee or independent chair. Each Committee shall make recommendations for any such action to the full Board.

Ownership of Funds

The Independent Trustees have established the policy that an Independent Trustee will have $100,000 invested in LVIPT and/or LAT, in the aggregate, except that newly elected Independent Trustee will have three years from the date of becoming a Board member to attain that level of investment.

Other Responsibilities

1.	Each Committee shall monitor the performance of, and shall be responsible for the supervision of legal counsel employed by the Independent Trustees.

2.

Each Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	Each Committee shall review the Charter at least annually and recommend any changes to the applicable Board of Trustees.

4.	Each Committee is responsible for managing the annual Board assessment process and any peer reviews.

Adopted by LVIPT: February 24, 2003

Adopted by LAT: December 5, 2011

Last Amended by LVIPT and LAT: June 11, 2013

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EXHIBIT C

OFFICERS OF LVIP

Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

Kevin J. Adamson 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly, Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Financial Operations, Swiss Re/Lincoln Re

Delson R. Campbell 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Since December 2012	Vice President, The Lincoln National Life Insurance Company

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012

Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance

Company

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly, Second Vice President since 2007	Second Vice President and Director of Separate Account Operations, The Lincoln National Life Insurance Company

Daniel R. Hayes Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	President since December 2008	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments

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Name, Address and Year of Birth	Position(s) Held With LVIP	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years

David A. Weiss One Granite Place Concord, NH 03301 YOB: 1976	Vice President	Since June 2011; Formerly, Assistant Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/ Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.

John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.

Jill R. Whitelaw Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.

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EXHIBIT D

CURRENT AND AMENDED AGREEMENTS

CURRENT AGREEMENT:

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made by and between the LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”), a Delaware statutory trust, on behalf of each of its series (the “Funds”), which are listed in Schedule A to this Agreement, and LINCOLN INVESTMENT ADVISORS CORPORATION (the “Investment Manager”), a Tennessee corporation.

WITNESSETH:

WHEREAS, the Trust has been organized and operates as a series investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, each Fund and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent of the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s objectives and policies. The Investment Manager shall furnish the Board of Trustees with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Board of Trustees may reasonably request.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with each Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In conducting its own business and affairs, the Trust may utilize its trustees, officers and employees; may utilize the facilities and personnel of the Investment Manager and its affiliates; and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them. Directors, officers and employees of the Investment Manager or its affiliates may be directors, trustees and/or officers of any of the investment companies within the Lincoln Financial Group family. Directors, officers and employees of the Investment Manager or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.

3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Funds, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment company or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

    (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for

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which the Investment Manager or any Sub-Adviser exercises investment discretion.

4. As compensation for the services to be rendered to each Fund by the Investment Manager under the provisions of this Agreement, each Fund shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Schedule A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time with the approval of the Board of Trustees. At such time, the Investment Manager shall assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the approval of the Board of Trustees and any requisite shareholder approval is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6. The services to be rendered by the Investment Manager to each Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to any Fund or to any other investment company, corporation, association, firm or individual.

8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as each Fund’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right to adopt and to use the words “LIAC,” “Lincoln Investment Advisors Corporation” in their names and in the names of any series or class of shares of such investment companies.

9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to each Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund

3

for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to each Fund as of the effective date set forth in Schedule A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Fund at any time, without the payment of a penalty, on not more than sixty days’ written notice to the Investment Manager of the Fund’s intention to do so, pursuant to action by the Board of Trustees or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement as to any Fund at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement as to a Fund, the obligations of that Fund and the Investment Manager with respect to that Fund shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 30th day of April, 2007.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series

/s/ Daniel R. Hayes
Daniel R. Hayes
Name: Daniel R. Hayes
Title: President

4

LINCOLN INVESTMENT ADVISORS CORPORATION

/s/ William P. Flory
William P. Flory, Jr.
Name: William P. Flory, Jr.
Title: Vice President & Chief Accounting Officer

5

SCHEDULE A

THIS SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement:

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP American Balanced Allocation Fund	.25%	July 30, 2010

LVIP American Global Growth Fund[1]	.80%	April 30, 2010

LVIP American Global Small Capitalization Fund[1]	1.00%	April 30, 2010

LVIP American Growth Fund[1]	.75%	April 30, 2010

LVIP American Growth-Income Fund[1]	.75%	April 30, 2010

LVIP American Growth Allocation Fund	.25%	July 30, 2010

LVIP American Income Allocation Fund	.25%	July 30, 2010

LVIP American International Fund[1]	.85%	April 30, 2010

LVIP American Preservation Fund	.25%	August 27, 2012

LVIP Baron Growth Opportunities Fund	1.00.%	June 5, 2007

LVIP BlackRock Emerging Markets RPM Fund	.55%	August 27, 2012

LVIP BlackRock Equity Dividend RPM Fund	.75% of the first $500 million; and .70% of the excess over $500 million	October 1, 2009

LVIP BlackRock Inflation Protected Bond Fund	.45% of the first $500 million; and .40% of the excess over $500 million	April 30, 2010

LVIP Capital Growth Fund	.75% of the first $100 million; .70% of the next $150 million; .65% of the next $750 million; and .60% of the excess over $1 billion	April 30, 2007

LVIP Clarion Global Real Estate Fund	.95%	April 30, 2007

LVIP Columbia Small-Mid Cap Growth RPM Fund	.90% of the first $25 million; .85% of the next $50 million; .80% of the next $75 million; .70% of the next $100 million; and .65% of the excess over $250 million	April 30, 2007

LVIP Delaware Bond Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Delaware Diversified Floating Rate Fund	.60% of the first $500 million; and .55% of the excess over $500 million	April 30, 2010

LVIP Delaware Foundation Aggressive Allocation Fund	.75%	May 1, 2009

LVIP Delaware Foundation Conservative Allocation Fund	.75%	May 1, 2009

LVIP Delaware Foundation Moderate Allocation Fund	.75%	May 1, 2009

LVIP Delaware Growth and Income Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess of $400 million	April 30, 2007

LVIP Delaware Social Awareness Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

LVIP Delaware Special Opportunities Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

LVIP Global Income Fund	.65%	May 1, 2009

LVIP JPMorgan Mid Cap Value RPM Fund	1.05% of the first $60 million; .75% of the next $90 million; and .65% of the excess over $150 million	April 30, 2007

LVIP Dimensional U.S. Equity Fund	.25%	April 29, 2011

LVIP Dimensional Non-U.S. Equity Fund	.25%	April 29, 2011

LVIP Dimensional/Vanguard Total Bond Fund	.25%	April 29, 2011

LVIP JPMorgan High Yield Fund	.65% of the first $500 million; and .60% of the excess over $500 million	April 30, 2010

LVIP MFS International Growth Fund	1.00% of the first $50 million; .95% of the next $50 million; .90% of the next $50 million; .85% of the next $100 million; and .80% of the excess over $250 million	October 1, 2010

LVIP MFS International Growth RPM Fund	.85%	April 30, 2013

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Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP MFS Value Fund	.75% of the first $75 million; .70% of the next $75 million; .65% of the next $50 million; and .60% of the excess over $200 million	April 30, 2007

LVIP Mid-Cap Value Fund	1.05% of the first $25 million; .95% of the next $25 million; .85% of the next $50 million; .75% of the next $150 million; and .70% of the excess over $250 million	April 30, 2007

LVIP Mondrian International Value Fund	.90% of the first $200 million; .75% of the next $200 million; and .60% of the excess over $400 million	April 30, 2007

LVIP Money Market Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

LVIP Protected American Balanced Allocation Fund	.25%	March 15, 2012

LVIP Protected American Growth Allocation Fund	.25%	March 15, 2012

LVIP Protected Profile Conservative Fund	.25%	April 30, 2007

LVIP Protected Profile Moderate Fund	.25%	April 30, 2007

LVIP Protected Profile Growth Fund	.25%	April 30, 2007

LVIP Protected Profile 2010 Fund	.25%	April 30, 2007

LVIP Protected Profile 2020 Fund	.25%	April 30, 2007

LVIP Protected Profile 2030 Fund	.25%	April 30, 2007

LVIP Protected Profile 2040 Fund	.25%	April 30, 2007

LVIP Protected Profile 2050 Fund	.25%	April 29, 2011

LVIP RPM BlackRock Global Allocation V.I. Fund	.75%	April 30, 2013

LVIP RPM VIP Contrafund® Portfolio	.70%	April 30, 2013

LVIP SSgA Bond Index Fund	.40%	May 1, 2008

LVIP SSgA Conservative Index Allocation Fund	.25%	July 30, 2010

LVIP SSgA Conservative Structured Allocation Fund	.25%	July 30, 2010

LVIP SSgA Developed International 150 Fund	.75%	May 1, 2008

LVIP SSgA Emerging Markets 100 Fund	1.09%	June 18, 2008

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Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP SSgA Global Tactical Allocation RPM Fund	.25%	April 30, 2007

LVIP SSgA International Index Fund	.40%	May 1, 2008

LVIP SSgA Large Cap 100 Fund	.52%	May 1, 2008

LVIP SSgA Large Cap RPM Fund	.70%	April 30, 2013

LVIP SSgA Moderate Index Allocation Fund	.25%	July 30, 2010

LVIP SSgA Moderate Structured Allocation Fund	.25%	July 30, 2010

LVIP SSgA Moderately Aggressive Index Allocation Fund	.25%	July 30, 2010

LVIP SSgA Moderately Aggressive Structured Allocation Fund	.25%	July 30, 2010

LVIP SSgA S&P 500 Index Fund	.24% of the first $500 million; .20% of the next $500 million; and .16% of the excess over $1 billion	April 30, 2007

LVIP SSgA Small-Cap RPM Fund	.90%	April 30, 2013

LVIP SSgA Small-Cap Index Fund	.32%	April 30, 2007

LVIP SSgA Small-Mid Cap 200 Fund	.69%	May 1, 2008

LVIP T. Rowe Price Growth Stock Fund	.80% of the first $50 million; .75% of the next $50 million; .70% of the next $150 million; .65% of the next $250 million; and .60% of the excess over $500 million	April 30, 2007

LVIP T. Rowe Price Structured Mid-Cap Growth Fund	.75% of the first $200 million; .70% of the next $200 million; and .65% of the excess over $400 million	April 30, 2007

LVIP Templeton Growth RPM Fund	.75% of the first $200 million; .65% of the next $300 million; and .60% of the excess over $500 million	April 30, 2007

LVIP UBS Large Cap Growth RPM Fund	.75% of the first $500 million; and .70% of the excess over $500 million	April 30, 2007

LVIP Vanguard Domestic Equity ETF Fund	.25%	April 29, 2011

LVIP Vanguard International Equity ETF Fund	.25%	April 29, 2011

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1 To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the Investment Manager any fee pursuant to Section 4) of the Agreement.

The parties hereto have caused this Schedule A to be signed by their duly authorized officers as of the 4th day of December, 2012, to be effective in accordance with the dates noted above.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series	LINCOLN INVESTMENT ADVISORS CORPORATION

/s/ Daniel R. Hayes Daniel R. Hayes Name: Daniel R. Hayes Title: President	/s/ William P. Flory William P. Flory, Jr. Name: William P. Flory, Jr. Title: Vice President & Chief Accounting Officer

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AMENDED AGREEMENT:

INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made by and between the LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”), a Delaware statutory trust, on behalf of each of its series (the “Funds”), which are listed in Schedule A to this Agreement, and LINCOLN INVESTMENT ADVISORS CORPORATION (the “Investment Manager”), a Tennessee corporation.

WITNESSETH:

WHEREAS, the Trust has been organized and operates as a series investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

WHEREAS, each Fund and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent of the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s objectives and policies. The Investment Manager shall furnish the Board of Trustees with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Board of Trustees may reasonably request.

2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the

6

costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with each Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In conducting its own business and affairs, the Trust may utilize its trustees, officers and employees; may utilize the facilities and personnel of the Investment Manager and its affiliates; and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust, the Investment Manager and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them. Directors, officers and employees of the Investment Manager or its affiliates may be directors, trustees and/or officers of any of the investment companies within the Lincoln Financial Group family. Directors, officers and employees of the Investment Manager or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.

3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Funds, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment company or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

4. As compensation for the services to be rendered to each Fund by the Investment Manager under the provisions of this Agreement, each Fund shall pay monthly to the Investment

7

Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Schedule A hereto.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time with the approval of the Board of Trustees. At such time, the Investment Manager shall assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the approval of the Board of Trustees and any requisite shareholder approval is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

6. The services to be rendered by the Investment Manager to each Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to any Fund or to any other investment company, corporation, association, firm or individual.

8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as each Fund’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right to adopt and to use the words “LIAC,” “Lincoln Investment Advisors Corporation” in their names and in the names of any series or class of shares of such investment companies.

9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to each Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

8

10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to each Fund as of the effective date set forth in Schedule A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Fund at any time, without the payment of a penalty, on not more than sixty days’ written notice to the Investment Manager of the Fund’s intention to do so, pursuant to action by the Board of Trustees or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement as to any Fund at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement as to a Fund, the obligations of that Fund and the Investment Manager with respect to that Fund shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 30th day of April, 2007.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series

/s/ Daniel R. Hayes
Daniel R. Hayes Name: Daniel R. Hayes Title: President

9

LINCOLN INVESTMENT ADVISORS CORPORATION

/s/ William P. Flory
William P. Flory, Jr. Name: William P. Flory, Jr. Title: Vice President & Chief Accounting Officer

10

SCHEDULE A

THIS SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement:

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP American Balanced Allocation Fund	.25%	July 30, 2010

LVIP American Global Growth Fund[1]	.80%	April 30, 2010

LVIP American Global Small Capitalization Fund[1]	1.00%	April 30, 2010

LVIP American Growth Fund[1]	.75%	April 30, 2010

LVIP American Growth-Income Fund[1]	.75%	April 30, 2010

LVIP American Growth Allocation Fund	.25%	July 30, 2010

LVIP American Income Allocation Fund	.25%	July 30, 2010

LVIP American International Fund[1]	.85%	April 30, 2010

LVIP American Preservation Fund	.25%	August 27, 2012

LVIP Baron Growth Opportunities Fund	1.00.%	June 5, 2007

LVIP BlackRock Emerging Markets RPM Fund	.55%	August 27, 2012

LVIP BlackRock Equity Dividend RPM Fund	.75% of the first $500 million; and .70% of the excess over $500 million	October 1, 2009

LVIP BlackRock Inflation Protected Bond Fund	.45% of the first $500 million; and .40% of the excess over $500 million	April 30, 2010

LVIP Capital Growth Fund	.75% of the first $100 million; .70% of the next $150 million; .65% of the next $750 million; and .60% of the excess over $1 billion	April 30, 2007

LVIP Clarion Global Real Estate Fund	.95%	April 30, 2007

LVIP Columbia Small-Mid Cap Growth RPM Fund	.90% of the first $25 million; .85% of the next $50 million; .80% of the next $75 million; .70% of the next $100 million; and .65% of the excess over $250 million	April 30, 2007

LVIP Delaware Bond Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date

LVIP Delaware Diversified Floating Rate Fund	.60% of the first $500 million; and .55% of the excess over $500 million	April 30, 2010

LVIP Delaware Foundation Aggressive Allocation Fund	.75%	May 1, 2009

LVIP Delaware Foundation Conservative Allocation Fund	.75%	May 1, 2009

LVIP Delaware Foundation Moderate Allocation Fund	.75%	May 1, 2009

LVIP Delaware Growth and Income Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess of $400 million	April 30, 2007

LVIP Delaware Social Awareness Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

LVIP Delaware Special Opportunities Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

LVIP Global Income Fund	.65%	May 1, 2009

LVIP JPMorgan Mid Cap Value RPM Fund	1.05% of the first $60 million; .75% of the next $90 million; and .65% of the excess over $150 million	April 30, 2007

LVIP Dimensional U.S. Equity Fund	.25%	April 29, 2011

LVIP Dimensional Non-U.S. Equity Fund	.25%	April 29, 2011

LVIP Dimensional/Vanguard Total Bond Fund	.25%	April 29, 2011

LVIP JPMorgan High Yield Fund	.65% of the first $500 million; and .60% of the excess over $500 million	April 30, 2010

LVIP MFS International Growth Fund	1.00% of the first $50 million; .95% of the next $50million; .90% of the next $50 million; .85% of the next $100 million; and .80% of the excess over $250 million	October 1, 2010

LVIP MFS International Growth RPM Fund	.85%	April 30, 2013

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP MFS Value Fund	.75% of the first $75 million; .70% of the next $75 million; .65% of the next $50 million; and .60% of the excess over $200 million	April 30, 2007

LVIP Mid-Cap Value Fund	1.05% of the first $25 million; .95% of the next $25 million; .85% of the next $50 million; .75% of the next $150 million; and .70% of the excess over $250 million	April 30, 2007

LVIP Mondrian International Value Fund	.90% of the first $200 million; .75% of the next $200 million; and .60% of the excess over $400 million	April 30, 2007

LVIP Money Market Fund	.48% of the first $200 million; .40% of the next $200 million; and .30% of the excess over $400 million	April 30, 2007

LVIP Protected American Balanced Allocation Fund	.25%	March 15, 2012

LVIP Protected American Growth Allocation Fund	.25%	March 15, 2012

LVIP Protected Profile Conservative Fund	.25%	April 30, 2007

LVIP Protected Profile Moderate Fund	.25%	April 30, 2007

LVIP Protected Profile Growth Fund	.25%	April 30, 2007

LVIP Protected Profile 2010 Fund	.25%	April 30, 2007

LVIP Protected Profile 2020 Fund	.25%	April 30, 2007

LVIP Protected Profile 2030 Fund	.25%	April 30, 2007

LVIP Protected Profile 2040 Fund	.25%	April 30, 2007

LVIP Protected Profile 2050 Fund	.25%	April 29, 2011

LVIP RPM BlackRock Global Allocation V.I. Fund	.75%	April 30, 2013

LVIP RPM VIP Contrafund® Portfolio	.70%	April 30, 2013

LVIP SSgA Bond Index Fund	.40%	May 1, 2008

LVIP SSgA Conservative Index Allocation Fund	.25%	July 30, 2010

LVIP SSgA Conservative Structured Allocation Fund	.25%	July 30, 2010

LVIP SSgA Developed International 150 Fund	.75%	May 1, 2008

LVIP SSgA Emerging Markets 100 Fund	1.09%	June 18, 2008

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP SSgA Global Tactical Allocation RPM Fund	.40%	November 1, 2013

LVIP SSgA International Index Fund	.40%	May 1, 2008

LVIP SSgA Large Cap 100 Fund	.52%	May 1, 2008

LVIP SSgA Large Cap RPM Fund	.70%	April 30, 2013

LVIP SSgA Moderate Index Allocation Fund	.25%	July 30, 2010

LVIP SSgA Moderate Structured Allocation Fund	.25%	July 30, 2010

LVIP SSgA Moderately Aggressive Index Allocation Fund	.25%	July 30, 2010

LVIP SSgA Moderately Aggressive Structured Allocation Fund	.25%	July 30, 2010

LVIP SSgA S&P 500 Index Fund	.24% of the first $500 million; .20% of the next $500 million; and .16% of the excess over $1 billion	April 30, 2007

LVIP SSgA Small-Cap RPM Fund	.90%	April 30, 2013

LVIP SSgA Small-Cap Index Fund	.32%	April 30, 2007

LVIP SSgA Small-Mid Cap 200 Fund	.69%	May 1, 2008

LVIP T. Rowe Price Growth Stock Fund	.80% of the first $50 million; .75% of the next $50 million; .70% of the next $150 million; .65% of the next $250 million; and .60% of the excess over $500 million	April 30, 2007

LVIP T. Rowe Price Structured Mid-Cap Growth Fund	.75% of the first $200 million; .70% of the next $200 million; and .65% of the excess over $400 million	April 30, 2007

LVIP Templeton Growth RPM Fund	.75% of the first $200 million; .65% of the next $300 million; and .60% of the excess over $500 million	April 30, 2007

LVIP UBS Large Cap Growth RPM Fund	.75% of the first $500 million; and .70% of the excess over $500 million	April 30, 2007

LVIP Vanguard Domestic Equity ETF Fund	.25%	April 29, 2011

LVIP Vanguard International Equity ETF Fund	.25%	April 29, 2011

1 To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the Investment Manager any fee pursuant to Section 4) of the Agreement.

The parties hereto have caused this Schedule A to be signed by their duly authorized officers as of the                     day of             , to be effective in accordance with the dates noted above.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series	LINCOLN INVESTMENT ADVISORS CORPORATION

Daniel R. Hayes Name: Daniel R. Hayes Title: President	William P. Flory, Jr. Name: William P. Flory, Jr. Title: Vice President & Chief Accounting Officer

EXHIBIT E

OUTSTANDING SHARES AS OF THE RECORD DATE JUNE 13, 2013

Lincoln Variable Insurance Products Trust

Fund	Total Number of Shares Outstanding

LVIP American Balanced Allocation Fund
Standard Class:
Service Class:
Total:

LVIP American Growth Allocation Fund
Standard Class:
Service Class:
Total:

LVIP American Income Allocation Fund
Standard Class:
Service Class:
Total:

LVIP American Preservation Fund
Standard Class:
Service Class:
Total:

LVIP American Global Growth Fund
Standard Class:
Service Class:
Total:

LVIP American Global Small Capitalization Fund
Standard Class:
Service Class:
Total:

LVIP American Growth-Income Fund
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP American Growth Fund
Standard Class:
Service Class:
Total:

LVIP American International Fund
Standard Class:
Service Class:
Total:

LVIP Protected American Balanced Allocation Fund
Standard Class:
Service Class:
Total:

LVIP Protected American Growth Allocation Fund
Standard Class:
Service Class:
Total:

LVIP Baron Growth Opportunities Fund
Standard Class:
Service Class:
Total:

LVIP BlackRock Emerging Markets RPM Fund
Standard Class:
Service Class:
Total:

LVIP BlackRock Equity Dividend RPM Fund
Standard Class:
Service Class:
Total:

LVIP Blackrock Inflation Protected Bond Fund
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP Capital Growth Fund
Standard Class:
Service Class:
Total:

LVIP Clarion Global Real Estate Fund
Standard Class:
Service Class:
Total:

LVIP Columbia Small-Mid Cap Growth RPM Fund
Standard Class:
Service Class:
Total:

LVIP Delaware Bond Fund
Standard Class:
Service Class:
Total:

LVIP Delaware Diversified Floating Rate Fund
Standard Class:
Service Class:
Total:

LVIP Delaware Foundation Conservative Allocation Fund
Standard Class:
Service Class:
Total:

LVIP Delaware Foundation Moderate Allocation Fund
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP Delaware Foundation Aggressive Allocation Fund
Standard Class:
Service Class:
Total:

LVIP Delaware Growth & Income Fund
Standard Class:
Service Class:
Total:

LVIP Delaware Social Awareness Fund
Standard Class:
Service Class:
Total:

LVIP Delaware Special Opportunities Fund
Standard Class:
Service Class:
Total:

LVIP Dimensional Non-U.S. Equity RPM Fund
Standard Class:
Service Class:
Total:

LVIP Dimensional U.S. Equity RPM Fund
Standard Class:
Service Class:
Total:

LVIP Global Income Fund
Standard Class:
Service Class:
Total:

LVIP JPMorgan High Yield Fund
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP JPMorgan Mid Cap Value RPM Fund
Standard Class:
Service Class:
Total:

LVIP MFS International Growth Fund
Standard Class:
Service Class:
Total:

LVIP MFS International Growth RPM Fund
Standard Class:
Service Class:
Total:

LVIP MFS Value Fund
Standard Class:
Service Class:
Total:

LVIP Mid-Cap Value Fund
Standard Class:
Service Class:
Total:

LVIP Mondrian International Value Fund
Standard Class:
Service Class:
Total:

LVIP Money Market Fund
Standard Class:
Service Class:
Total:

LVIP RPM VIP Contrafund® Portfolio
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP RPM BlackRock Global Allocation V.I. Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Bond Index Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Developed International 150 Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Emerging Markets 100 Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Global Tactical Allocation RPM Fund
Standard Class:
Service Class:
Total:

LVIP SSgA International Index Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Large Cap 100 Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Large Cap RPM Fund
Standard Class: Service Class: Total:

Fund	Total Number of Shares Outstanding

LVIP SSgA S&P 500 Index Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Small Cap Index Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Small Cap RPM Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Small-Mid Cap 200 Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Conservative Index Allocation Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Conservative Structured Allocation Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Moderate Index Allocation Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Moderate Structured Allocation Fund
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP SSgA Moderately Aggressive Index Allocation Fund
Standard Class:
Service Class:
Total:

LVIP SSgA Moderately Aggressive Structured Allocation Fund
Standard Class:
Service Class:
Total:

LVIP T. Rowe Price Growth Stock Fund
Standard Class:
Service Class:
Total:

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Standard Class:
Service Class:
Total:

LVIP Templeton Growth RPM Fund
Standard Class:
Service Class:
Total:

LVIP Dimensional/Vanguard Total Bond Fund
Standard Class:
Service Class:
Total:

LVIP Vanguard Domestic Equity ETF Fund
Standard Class:
Service Class:
Total:

LVIP Vanguard International Equity ETF Fund
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP UBS Large Cap Growth RPM Fund
Standard Class:
Service Class:
Total:

LVIP Protected Profile Conservative Fund
Standard Class:
Service Class:
Total:

LVIP Protected Profile Moderate Fund
Standard Class:
Service Class:
Total:

LVIP Protected Profile Growth Fund
Standard Class:
Service Class:
Total:

LVIP Protected Profile 2010 Fund
Standard Class:
Service Class:
Total:

LVIP Protected Profile 2020 Fund
Standard Class:
Service Class:
Total:

LVIP Protected Profile 2030 Fund
Standard Class:
Service Class:
Total:

LVIP Protected Profile 2040 Fund
Standard Class:
Service Class:
Total:

Fund	Total Number of Shares Outstanding

LVIP Protected Profile 2050 Fund
Standard Class:
Service Class:
Total:

EXHIBIT F

SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF THE RECORD DATE

As of June 13, 2013, LVIP was aware that the following persons or entities owned of record 5% or more of the outstanding shares of each of the Funds.

Lincoln Variable Insurance Products Trust

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP American Balanced Allocation Fund
Standard Class:
Service Class:

LVIP American Growth Allocation Fund
Standard Class:
Service Class:

LVIP American Income Allocation Fund
Standard Class:
Service Class:

LVIP American Preservation Fund
Standard Class:
Service Class:

LVIP American Global Growth Fund
Standard Class:
Service Class:

LVIP American Global Small Capitalization Fund
Standard Class:
Service Class:

LVIP American Growth-Income Fund
Standard Class:
Service Class:

LVIP American Growth Fund
Standard Class:
Service Class:

LVIP American International Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP Protected American Balanced Allocation Fund
Standard Class:
Service Class:

LVIP Protected American Growth Allocation Fund
Standard Class:
Service Class:

LVIP Baron Growth Opportunities Fund
Standard Class:
Service Class:

LVIP BlackRock Emerging Markets RPM Fund
Standard Class:
Service Class:

LVIP BlackRock Equity Dividend RPM Fund
Standard Class:
Service Class:

LVIP Blackrock Inflation Protected Bond Fund
Standard Class:
Service Class:

LVIP Capital Growth Fund
Standard Class:
Service Class:

LVIP Clarion Global Real Estate Fund
Standard Class:
Service Class:

LVIP Columbia Small-Mid Cap Growth RPM Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP Delaware Bond Fund
Standard Class:
Service Class:

LVIP Delaware Diversified Floating Rate Fund
Standard Class:
Service Class:

LVIP Delaware Foundation Conservative Allocation Fund
Standard Class:
Service Class:

LVIP Delaware Foundation Moderate Allocation Fund
Standard Class:
Service Class:

LVIP Delaware Foundation Aggressive Allocation Fund
Standard Class:
Service Class:

LVIP Delaware Growth & Income Fund
Standard Class:
Service Class:

LVIP Delaware Social Awareness Fund
Standard Class:
Service Class:

LVIP Delaware Special Opportunities Fund
Standard Class:
Service Class:

LVIP Dimensional Non-U.S. Equity RPM Fund
Standard Class:
Service Class:

LVIP Dimensional U.S. Equity RPM Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP Global Income Fund
Standard Class:
Service Class:

LVIP JPMorgan High Yield Fund
Standard Class:
Service Class:

LVIP JPMorgan Mid Cap Value RPM Fund
Standard Class:
Service Class:

LVIP MFS International Growth Fund
Standard Class:
Service Class:

LVIP MFS International Growth RPM Fund
Standard Class:
Service Class:

LVIP MFS Value Fund
Standard Class:
Service Class:

LVIP Mid-Cap Value Fund
Standard Class:
Service Class:

LVIP Mondrian International Value Fund
Standard Class:
Service Class:

LVIP Money Market Fund
Standard Class:
Service Class:

LVIP RPM VIP Contrafund® Portfolio
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP RPM BlackRock Global Allocation V.I. Fund
Standard Class:
Service Class:

LVIP SSgA Bond Index Fund
Standard Class:
Service Class:

LVIP SSgA Developed International 150 Fund
Standard Class:
Service Class:

LVIP SSgA Emerging Markets 100 Fund
Standard Class:
Service Class:

LVIP SSgA Global Tactical Allocation RPM Fund
Standard Class:
Service Class:

LVIP SSgA International Index Fund
Standard Class:
Service Class:

LVIP SSgA Large Cap 100 Fund
Standard Class:
Service Class:

LVIP SSgA Large Cap RPM Fund
Standard Class:
Service Class:

LVIP SSgA S&P 500 Index Fund
Standard Class:
Service Class:

LVIP SSgA Small Cap Index Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP SSgA Small Cap RPM Fund
Standard Class:
Service Class:

LVIP SSgA Small-Mid Cap 200 Fund
Standard Class:
Service Class:

LVIP SSgA Conservative Index Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Conservative Structured Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Moderate Index Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Moderate Structured Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Moderately Aggressive Index Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Moderately Aggressive Structured Allocation Fund
Standard Class:
Service Class:

LVIP T. Rowe Price Growth Stock Fund
Standard Class:
Service Class:

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP Templeton Growth RPM Fund
Standard Class:
Service Class:

LVIP Dimensional/Vanguard Total Bond Fund
Standard Class:
Service Class:

LVIP Vanguard Domestic Equity ETF Fund
Standard Class:
Service Class:

LVIP Vanguard International Equity ETF Fund
Standard Class:
Service Class:

LVIP UBS Large Cap Growth RPM Fund
Standard Class:
Service Class:

LVIP Protected Profile Conservative Fund
Standard Class:
Service Class:

LVIP Protected Profile Moderate Fund
Standard Class:
Service Class:

LVIP Protected Profile Growth Fund
Standard Class:
Service Class:

LVIP Protected Profile 2010 Fund
Standard Class:
Service Class:

LVIP Protected Profile 2020 Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %
LVIP Protected Profile 2030 Fund
Standard Class:
Service Class:

LVIP Protected Profile 2040 Fund
Standard Class:
Service Class:

LVIP Protected Profile 2050 Fund
Standard Class:
Service Class:

EXHIBIT G

PRINCIPAL HOLDERS OF SHARES AS OF THE RECORD DATE

Lincoln Variable Insurance Products Trust

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP American Balanced Allocation Fund
Standard Class:
Service Class:

LVIP American Growth Allocation Fund
Standard Class:
Service Class:

LVIP American Income Allocation Fund
Standard Class:
Service Class:

LVIP American Preservation Fund
Standard Class:
Service Class:

LVIP American Global Growth Fund
Standard Class:
Service Class:

LVIP American Global Small Capitalization Fund
Standard Class:
Service Class:

LVIP American Growth-Income Fund
Standard Class:
Service Class:

LVIP American Growth Fund
Standard Class:
Service Class:

LVIP American International Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP Protected American Balanced Allocation Fund
Standard Class:
Service Class:

LVIP Protected American Growth Allocation Fund
Standard Class:
Service Class:

LVIP Baron Growth Opportunities Fund
Standard Class:
Service Class:

LVIP BlackRock Emerging Markets RPM Fund
Standard Class:
Service Class:

LVIP BlackRock Equity Dividend RPM Fund
Standard Class:
Service Class:

LVIP Blackrock Inflation Protected Bond Fund
Standard Class:
Service Class:

LVIP Capital Growth Fund
Standard Class:
Service Class:

LVIP Clarion Global Real Estate Fund
Standard Class:
Service Class:

LVIP Columbia Small-Mid Cap Growth RPM Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP Delaware Bond Fund
Standard Class:
Service Class:

LVIP Delaware Diversified Floating Rate Fund
Standard Class:
Service Class:

LVIP Delaware Foundation Conservative Allocation Fund
Standard Class:
Service Class:

LVIP Delaware Foundation Moderate Allocation Fund
Standard Class:
Service Class:

LVIP Delaware Foundation Aggressive Allocation Fund
Standard Class:
Service Class:

LVIP Delaware Growth & Income Fund
Standard Class:
Service Class:

LVIP Delaware Social Awareness Fund
Standard Class:
Service Class:

LVIP Delaware Special Opportunities Fund
Standard Class:
Service Class:

LVIP Dimensional Non-U.S. Equity RPM Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP Dimensional U.S. Equity RPM Fund
Standard Class:
Service Class:

LVIP Global Income Fund
Standard Class:
Service Class:

LVIP JPMorgan High Yield Fund
Standard Class:
Service Class:

LVIP JPMorgan Mid Cap Value RPM Fund
Standard Class:
Service Class:

LVIP MFS International Growth Fund
Standard Class:
Service Class:

LVIP MFS International Growth RPM Fund
Standard Class:
Service Class:

LVIP MFS Value Fund
Standard Class:
Service Class:

LVIP Mid-Cap Value Fund
Standard Class:
Service Class:

LVIP Mondrian International Value Fund
Standard Class:
Service Class:

LVIP Money Market Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP RPM VIP Contrafund® Portfolio
Standard Class:
Service Class:

LVIP RPM BlackRock Global Allocation V.I. Fund
Standard Class:
Service Class:

LVIP SSgA Bond Index Fund
Standard Class:
Service Class:

LVIP SSgA Developed International 150 Fund
Standard Class:
Service Class:

LVIP SSgA Emerging Markets 100 Fund
Standard Class:
Service Class:

LVIP SSgA Global Tactical Allocation RPM Fund
Standard Class:
Service Class:

LVIP SSgA International Index Fund
Standard Class:
Service Class:

LVIP SSgA Large Cap 100 Fund
Standard Class:
Service Class:

LVIP SSgA Large Cap RPM Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP SSgA S&P 500 Index Fund
Standard Class:
Service Class:

LVIP SSgA Small Cap Index Fund
Standard Class:
Service Class:

LVIP SSgA Small Cap RPM Fund
Standard Class:
Service Class:

LVIP SSgA Small-Mid Cap 200 Fund
Standard Class:
Service Class:

LVIP SSgA Conservative Index Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Conservative Structured Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Moderate Index Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Moderate Structured Allocation Fund
Standard Class:
Service Class:

LVIP SSgA Moderately Aggressive Index Allocation Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP SSgA Moderately Aggressive Structured Allocation Fund
Standard Class:
Service Class:

LVIP T. Rowe Price Growth Stock Fund
Standard Class:
Service Class:

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Standard Class:
Service Class:

LVIP Templeton Growth RPM Fund
Standard Class:
Service Class:

LVIP Dimensional/Vanguard Total Bond Fund
Standard Class:
Service Class:

LVIP Vanguard Domestic Equity ETF Fund
Standard Class:
Service Class:

LVIP Vanguard International Equity ETF Fund
Standard Class:
Service Class:

LVIP UBS Large Cap Growth RPM Fund
Standard Class:
Service Class:

LVIP Protected Profile Conservative Fund
Standard Class:
Service Class:

Fund	Shareholder Name and Address	Share Amount	Share %

LVIP Protected Profile Moderate Fund
Standard Class:
Service Class:

LVIP Protected Profile Growth Fund
Standard Class:
Service Class:

LVIP Protected Profile 2010 Fund
Standard Class:
Service Class:

LVIP Protected Profile 2020 Fund
Standard Class:
Service Class:

LVIP Protected Profile 2030 Fund
Standard Class:
Service Class:

LVIP Protected Profile 2040 Fund
Standard Class:
Service Class:

LVIP Protected Profile 2050 Fund
Standard Class:
Service Class:

EXHIBIT H

DIRECTORS OF LIAC

DIRECTOR	BUSINESS ADDRESS	PRINCIPAL OCCUPATION

ELLEN G. COOPER	RADNOR FINANCIAL CENTER 150 N. RADNOR CHESTER ROAD RADNOR, PA 19087	— EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER, LINCOLN NATIONAL CORPORATION

CHARLES C. CORNELIO	100 N. GREENE STREET GREENSBORO, NORTH CAROLINA 27401	EXECUTIVE VICE PRESIDENT AND CHIEF ADMINISTRATIVE OFFICER, LINCOLN NATIONAL CORPORATION AND PRESIDENT OF RETIREMENT PLAN SERVICES, LINCOLN FINANCIAL GROUP

JEFFREY D. COUTTS	RADNOR FINANCIAL CENTER 150 N. RADNOR CHESTER ROAD RADNOR, PA 19087	SENIOR VICE PRESIDENT AND TREASURER, LINCOLN NATIONAL CORPORATION

WILFORD H. FULLER	RADNOR FINANCIAL CENTER 150 N. RADNOR CHESTER ROAD RADNOR, PA 19087	EXECUTIVE VICE PRESIDENT, LINCOLN NATIONAL CORPORATION AND PRESIDENT, LINCOLN FINANCIAL GROUP DISTRIBUTION

ROBERT L. GRUBKA	350 CHURCH STREET HARTFORD, CT 06103	SENIOR VICE PRESIDENT, THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DANIEL R. HAYES	RADNOR FINANCIAL CENTER 150 N. RADNOR CHESTER ROAD RADNOR, PA 19087	VICE PRESIDENT, THE LINCOLN NATIONAL LIFE INSURANCE COMPANY AND HEAD OF FUNDS MANAGEMENT, LINCOLN FINANCIAL GROUP

MARK E. KONEN	RADNOR FINANCIAL CENTER 150 N. RADNOR CHESTER ROAD RADNOR, PA 19087	EXECUTIVE VICE PRESIDENT, LINCOLN NATIONAL CORPORATION AND PRESIDENT OF INSURANCE AND RETIREMENT SOLUTIONS, LINCOLN FINANCIAL GROUP

H-1

EXHIBIT I

COMPARABLE FUNDS

LIAC currently manages other funds, in addition to the LVIP SSgA Global Tactical Allocation Fund, which employ the actively managed risk portfolio management strategy (“RPM strategy”) that seeks to stabilize the fund’s risk level in all market environments. These comparable funds are shown below.

LVIP FUND	Aggregate Annual Rate as a Percentage of Average Daily Net Assets (as of 12/31/12)	Assets Under Management (as of 12/31/12)
LVIP BlackRock Emerging Markets RPM Fund[1]	0.50%	$118,334,887
LVIP BlackRock Equity Dividend RPM Fund[2]	0.70%	$398,294,389
LVIP Columbia Small-Mid Cap Growth RPM Fund[3]	0.80%	$59,594,779
LVIP JPMorgan Mid Cap Value RPM Fund[4]	0.96%	$53,252,588
LVIP Templeton Growth RPM Fund	0.73%	$273,668,425
LVIP UBS Large Cap Growth RPM Fund[5]	0.66%	$341,231,350

[1]	LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of average daily net assets of the Fund. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.80% of average daily net assets for the Standard Class of the Fund (and 1.05% for the Service Class).

[2]	LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% on the first $250 million of average daily net assets of the Fund: 0.10% on the next $500 million of average daily net assets; and 0.13% of average daily net assets in excess of $750 million.

[3]	LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% on the first $25 million of average daily net assets of the Fund and 0.05% on the next $50 million of average daily net assets.

[4]	LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.09% on the first $60 million of average net assets of the Fund.

[5]	LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% on the first $100 million of average daily net assets of the Fund and 0.10% on the average daily net assets in excess of $100 million.

I-1

PROXY CARD	PROXY CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) [                    ] or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the funds listed below (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (“LVIP”) with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held to be held on [October 7,] 2013, and at any adjournments or postponements thereof.

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: [https:// .com] or scan the QR code Follow the on-screen instructions available 24 hours [INSERT QR CODE]
VOTE BY TELEPHONE Call [1-866-235-4258] Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

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I acknowledge receipt of the Notice of the Special Meeting of the Shareholders

and accompanying Proxy Statement dated [June    ,] 2013.

Signature
Signature (if held jointly)
Date

Fund

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP American Preservation Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth-Income Fund

LVIP American Growth Fund

LVIP American International Fund

LVIP Protected American Balanced Allocation Fund

LVIP Protected American Growth Allocation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP Blackrock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Growth & Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional Non-U.S. Equity RPM Fund

LVIP Dimensional U.S. Equity RPM Fund

LVIP Global Income Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP RPM VIP Contrafund® Portfolio

LVIP RPM BlackRock Global Allocation V.I. Fund

LVIP SSgA Bond Index Fund

Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small Cap Index Fund

LVIP SSgA Small Cap RPM Fund

LVIP SSgA Small-Mid Cap 200 Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP UBS Large Cap Growth RPM Fund

LVIP Protected Profile Conservative Fund

LVIP Protected Profile Moderate Fund

LVIP Protected Profile Growth Fund

LVIP Protected Profile 2010 Fund

LVIP Protected Profile 2020 Fund

LVIP Protected Profile 2030 Fund

LVIP Protected Profile 2040 Fund

LVIP Protected Profile 2050 Fund

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING OPTIONS – VOTE TODAY!

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

Please detach at perforation before mailing.

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This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

[ ]	To vote in accordance with the Board’s recommendation mark this box. No other vote is necessary.

1. To elect eleven Trustees to serve on the Board of Trustees of LVIP.		FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT

01. Daniel H. Hayes	02. Steve A. Cobb	☐	☐	☐

03. Michael D. Coughlin	04. Nancy L. Frisby

05. Elizabeth S. Hager	06. Gary D. Lemon

07. [Thomas A. Leonard]	08. Thomas D. Rath

09. [Pamela J. Salaway]	10. Kenneth G. Stella

11. David H. Windley

To withhold authority to vote for one or more (but not all) nominees, mark “FOR ALL EXCEPT” and write the corresponding number(s) of the nominees on the line below.

* Proposal 2 relates to the following Funds only: LVIP BlackRock Inflation Protected Bond Fund, LVIP Mondrian International Value Fund, LVIP SSgA International Index Fund, LVIP SSgA Moderate Structured Allocation Fund, LVIP SSgA S&P 500 Index Fund, and LVIP SSgA Small-Cap Index Fund.

2. To approve the use of a manager of managers structure for certain Funds.		FOR	AGAINST	ABSTAIN

		☐	☐	☐

* Proposal 3 relates to the following Funds only: LVIP BlackRock Equity Dividend RPM Fund, LVIP Delaware Bond Fund, LVIP Delaware Growth and Income Fund, LVIP Delaware Social Awareness Fund, LVIP Delaware Special Opportunities Fund, LVIP Money Market Fund, LVIP Mondrian International Value Fund, LVIP Protected Profile Conservative Fund, LVIP Protected Profile Growth Fund, LVIP Protected Profile Moderate Fund, LVIP SSgA Global Tactical Allocation RPM Fund, LVIP T. Rowe Price Structured Mid Cap Growth Fund, and LVIP UBS Large Cap Growth RPM Fund.

3. To approve the reclassification of the investment objective(s) of certain Funds as non-fundamental.		FOR	AGAINST	ABSTAIN

		☐	☐	☐
* Proposal 4 relates to the LVIP SSgA Global Tactical Allocation RPM Fund only:
4. To approve an amended advisory agreement for the LVIP SSgA Global Tactical Allocation RPM Fund.		FOR	AGAINST	ABSTAIN

		☐	☐	☐